   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 17, 1997



                                                SECURITIES ACT FILE NO. 33-14517


                                        INVESTMENT COMPANY ACT FILE NO. 811-5178

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 11                      [X]
                                     AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]
                                AMENDMENT NO. 13                             [X]
                        (CHECK APPROPRIATE BOX OR BOXES)


                            ------------------------

                     MERRILL LYNCH STRATEGIC DIVIDEND FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           800 SCUDDERS MILL ROAD
           PLAINSBORO, NEW JERSEY                              08536
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL

                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY


        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:


           COUNSEL FOR THE FUND:                      PHILIP L. KIRSTEIN, ESQ.
           JOEL H. GOLDBERG, ESQ.               MERRILL LYNCH ASSET MANAGEMENT, L.P.
        SHEREFF, FRIEDMAN, HOFFMAN &                       P.O. BOX 9011
                GOODMAN, LLP                      PRINCETON, NEW JERSEY 08543-9011
 919 THIRD AVENUE, NEW YORK, NEW YORK 10022


                            ------------------------


   It is proposed that this filing become effective (check appropriate box):

                        [X] immediately upon filing pursuant to paragraph (b)
                        [ ] on (date) pursuant to paragraph (b)
                        [ ] 60 days after filing pursuant to paragraph (a)(i)
                        [ ] on (date) pursuant to paragraph (a)(i)
                        [ ] 75 days after filing pursuant to paragraph (a)(ii)
                        [ ] on (date) pursuant to paragraph (a)(ii) of rule 485.

   If appropriate, check the following box:
                        [ ] this post-effective amendment designates a new
                            effective date for a previously filed
                            post-effective amendment.

                            ------------------------


================================================================================

                     MERRILL LYNCH STRATEGIC DIVIDEND FUND


                  POST-EFFECTIVE AMENDMENT NO. 11 ON FORM N-1A


                             CROSS REFERENCE SHEET

N-1A ITEM NO.                                                             LOCATION
-------------                                              ---------------------------------------

PART A
  Item 1.       Cover Page...............................  Cover Page
  Item 2.       Synopsis.................................  Fee Table
  Item 3.       Condensed Financial Information..........  Financial Highlights; Performance Data
  Item 4.       General Description of Registrant........  Investment Objective and Policies;
                                                             Additional Information
  Item 5.       Management of the Fund...................  Fee Table; Management of the Fund;
                                                           Inside Back Cover Page
  Item 5A.      Management's Discussion of Fund
                  Performance............................  Not Applicable
  Item 6.       Capital Stock and Other Securities.......  Cover Page; Additional Information
  Item 7.       Purchase of Securities Being Offered.....  Cover Page; Merrill Lynch Select
                                                           Pricing(SM) System; Fee Table; Purchase
                                                             of Shares; Redemption of Shares;
                                                             Additional Information; Inside Back
                                                             Cover Page
  Item 8.       Redemption or Repurchase.................  Merrill Lynch Select Pricing(SM)
                                                           System; Fee Table; Purchase of Shares;
                                                             Redemption of Shares
  Item 9.       Pending Legal Proceedings................  Not Applicable

PART B
  Item 10.      Cover Page...............................  Cover Page
  Item 11.      Table of Contents........................  Back Cover Page
  Item 12.      General Information and History..........  Not Applicable
  Item 13.      Investment Objectives and Policies.......  Investment Objective and Policies
  Item 14.      Management of the Fund...................  Management of the Fund
  Item 15.      Control Persons and Principal Holders of
                  Securities.............................  Management of the Fund
  Item 16.      Investment Advisory and Other Services...  Management of the Fund; Purchase of
                                                             Shares; General Information
  Item 17.      Brokerage Allocation.....................  Portfolio Transactions and Brokerage
  Item 18.      Capital Stock and Other Securities.......  General Information
  Item 19.      Determination of Net Asset Value;
                  Purchase, Redemption and Pricing of
                  Securities Being Offered...............  Purchase of Shares; Redemption of
                                                           Shares; Determination of Net Asset
                                                             Value; Shareholder Services
  Item 20.      Tax Status...............................  Taxes
  Item 21.      Underwriters.............................  Purchase of Shares
  Item 22.      Calculation of Performance Data..........  Performance Data
  Item 23.      Financial Statements.....................  Financial Statements

PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Post-Effective Amendment to the Registration Statement.

PROSPECTUS

NOVEMBER 17, 1997


                     MERRILL LYNCH STRATEGIC DIVIDEND FUND
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800
                            ------------------------


     Merrill Lynch Strategic Dividend Fund (the "Fund") is a mutual fund seeking to provide shareholders with long-term total return by investing primarily in a diversified portfolio of dividend-paying common stocks that yield more than the Standard & Poor's 500 Composite Stock Price Index. Total return is the aggregate of income and capital value changes. The strategy of the Fund's manager, Merrill Lynch Asset Management, is based on the belief that stocks that have above average dividend yields will provide attractive long-term total return and greater price stability than stocks that have below average dividend yields during periods of downward movements in market prices. There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 11.

                            ------------------------


     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing(SM) System" on page 3.



     Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081, (609) 282-2800, or from securities dealers that have entered into dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100, and the minimum subsequent purchase is $1, and for participants in certain fee-based programs the minimum initial purchase is $500 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through Merrill Lynch Financial Data Services Inc. (the "Transfer Agent") are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.
                            ------------------------


     This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated November 17, 1997 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                            ------------------------

                    MERRILL LYNCH ASSET MANAGEMENT--MANAGER
               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:


                                                 CLASS A(A)           CLASS B(B)            CLASS C      CLASS D
                                                 ----------     -----------------------   ------------   -------
SHAREHOLDER TRANSACTION EXPENSES:
    Maximum Sales Charge Imposed on Purchases
      (as a percentage of offering price)......     5.25%(c)             None                 None        5.25%(c)
    Sales Charge Imposed on Dividend
      Reinvestments............................      None                None                 None         None
    Deferred Sales Charge (as a percentage of
      original purchase price or redemption
      proceeds, whichever is lower)............      None(d)     4.0% during the first    1.0% for one     None(d)
                                                                 year, decreasing 1.0%      year(f)
                                                                annually thereafter to
                                                                 0.0% after the fourth
                                                                        year(e)
    Exchange Fee...............................      None                None                 None         None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE
  OF AVERAGE NET ASSETS):
    Investment Advisory Fees(g)................   0.60%                  0.60%               0.60%        0.60%
    12b-1 Fees(h):
      Account Maintenance Fees.................      None                0.25%               0.25%        0.25%
      Distribution Fees........................      None                         0.75%      0.75%         None
                                                                (Class B shares convert
                                                                   to Class D shares
                                                                  automatically after
                                                                  approximately eight
                                                                 years and cease being
                                                                subject to distribution
                                                                         fees)
    Other Expenses:
         Custodian Fees........................     0.01%                0.01%               0.01%        0.01%
         Shareholder Servicing Fees(i).........     0.14%                0.18%               0.18%        0.14%
         Other.................................     0.15%                0.15%               0.16%        0.15%
                                                  -------                         -----          -----   ------
             Total Other Expenses..............     0.30%                0.34%               0.35%        0.30%
                                                  -------                         -----          -----   ------
    TOTAL FUND OPERATING EXPENSES..............     0.90%                1.94%               1.95%        1.15%
                                                  =======                         =====          =====   ======


---------------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and certain participants in fee-based programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 19.


(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 21 and "Shareholder Services--Fee-Based Programs"--page 31.


(c) Reduced for purchases of $25,000 and over and waived for purchases of Class A shares in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 19.


(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 31.


(e) Such CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 31.


(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs"--page 31.


(g) See "Management of the Fund--Management and Advisory Arrangements"--page 15.


(h) See "Purchase of Shares--Distribution Plans"--page 25.


(i) See "Management of the Fund--Transfer Agency Services"--page 16.

EXAMPLE:


                                                          CUMULATIVE EXPENSES PAID FOR THE PERIOD
                                                                            OF:
                                                          ----------------------------------------
                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                          ------    -------    -------    --------
An investor would pay the following expenses on a
  $1,000 investment including the maximum $52.50
  initial sales charge (Class A and Class D shares
  only) and assuming (1) the Total Fund Operating
  Expenses for each class set forth on page 2, (2) a 5%
  annual return throughout the periods and (3)
  redemption at the end of the period:
     Class A...........................................    $ 61       $80       $ 100       $157
     Class B...........................................    $ 60       $81       $ 105       $206*
     Class C...........................................    $ 30       $61       $ 105       $227
     Class D...........................................    $ 64       $87       $ 112       $185
An investor would pay the following expenses on the
  same $1,000 investment assuming no redemption at the
  end of the period:
     Class A...........................................    $ 61       $80       $ 100       $157
     Class B...........................................    $ 20       $61       $ 105       $206*
     Class C...........................................    $ 20       $61       $ 105       $227
     Class D...........................................    $ 64       $87       $ 112       $185


---------------

* Assumes conversion to Class D shares approximately eight years after purchase.



     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"), Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."


                    MERRILL LYNCH SELECT PRICING(SM) SYSTEM


     The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P., doing business as Merrill Lynch Asset Management ("MLAM" or the "Manager") or an affiliate of MLAM, Fund Asset Management, L.P. ("FAM"). Funds advised by MLAM or FAM that use the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds."

     Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."



     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.



     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is the most beneficial under the investor's particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."


-------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------
                                             ACCOUNT
                                           MAINTENANCE DISTRIBUTION
    CLASS          SALES CHARGE(1)             FEE          FEE           CONVERSION FEATURE
    -----------------------------------------------------------------------------------------------
      A      Maximum 5.25% initial sales
                    charge(2)(3)               No           No                    No
    -----------------------------------------------------------------------------------------------
      B       CDSC for a period of four
           years, at a rate of 4.0% during
           the first year, decreasing 1.0%                           B shares convert to D shares
                 annually to 0.0%(4)          0.25%        0.75%          automatically after
                                                                             approximately
                                                                            eight years(5)
    -----------------------------------------------------------------------------------------------
      C       1.0% CDSC for one year(6)       0.25%        0.75%                  No
    -----------------------------------------------------------------------------------------------
      D      Maximum 5.25% initial sales
                      charge(3)               0.25%         No                    No
    -----------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

---------------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
                                                 (Notes continued on next page.)

(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares-- Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A .75% sales charge for 401(k) purchases over $1,000,000 will apply. See "Class A" and "Class D" below.


(4) The CDSC may be modified in connection with certain fee-based programs.


(5) The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


(6) The CDSC may be waived in connection with certain fee-based programs.



Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include certain retirement plans and participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 5.25%, is reduced for purchases of $25,000 and over, and waived for purchases by certain retirement plans and participants in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases may be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Sales charges are also reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."



Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class B shares, and a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with certain fee-based programs. Approximately eight years after issuance, Class B shares will convert automatically to Class D shares of the Fund, which are subject to an account maintenance fee of 0.25% but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert to Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, as will the Class D account maintenance fee of the acquired fund upon the conversion, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares to Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares, and the conversion and holding periods for certain retirement plans, were modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."



Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a 1.0% CDSC if they are redeemed within one year of purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor who purchases Class C shares will be subject to account maintenance fees and higher distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.



Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge of 5.25% is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases may be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."


     The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under the investor's particular circumstances.

     Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because of the account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.


     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forego the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges."

                              FINANCIAL HIGHLIGHTS


    The financial information in the table below has been audited in conjunction with the audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the year ended July 31, 1997, and the independent auditors' report thereon are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in the Fund's audited financial statements. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.


                                                                                             CLASS A
                                                                       ---------------------------------------------------
                                                                                   FOR THE YEAR ENDED JULY 31,
                                                                       ---------------------------------------------------
                                                                       1997++     1996++      1995       1994       1993
                                                                       -------    -------    -------    -------    -------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................  $12.43     $12.24     $12.78     $13.60     $12.79
                                                                       -------    -------    -------    -------    -------
 Investment income--net...............................................     .38        .38        .39        .41        .44
 Realized and unrealized gain (loss) on investments and foreign
   currency transactions--net.........................................    4.17       1.55       1.10       (.12)       .81
                                                                       -------    -------    -------    -------    -------
Total from investment operations......................................    4.55       1.93       1.49        .29       1.25
                                                                       -------    -------    -------    -------    -------
Less dividends and distributions:.....................................
 Investment income--net...............................................    (.39)      (.36)      (.42)      (.46)      (.44)
 Realized gain on investments--net....................................   (1.38)     (1.38)     (1.61)      (.65)        --
                                                                       -------    -------    -------    -------    -------
Total dividends and distributions.....................................   (1.77)     (1.74)     (2.03)     (1.11)      (.44)
                                                                       -------    -------    -------    -------    -------
Net asset value, end of period........................................  $15.21     $12.43     $12.24     $12.78     $13.60
                                                                       =======    =======    =======    =======    =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................................   40.42%     16.98%     14.04%      2.38%     10.03%
                                                                       =======    =======    =======    =======    =======
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................     .90%      1.04%      1.05%       .85%       .81%
                                                                       =======    =======    =======    =======    =======
Investment income--net................................................    2.87%      3.04%      3.39%      3.42%      3.38%
                                                                       =======    =======    =======    =======    =======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............................. $28,940    $18,106    $18,687    $21,854    $34,228
                                                                       =======    =======    =======    =======    =======
Portfolio turnover....................................................   14.29%     26.42%     52.69%     22.75%     25.23%
                                                                       =======    =======    =======    =======    =======
Average Commission Rate Paid##........................................  $.0619     $.0576         --         --         --
                                                                       =======    =======    =======    =======    =======


                                                                                                         FOR THE PERIOD

                                                                                                         NOV. 29, 1988+

                                                                                                               TO

                                                                         1992       1991       1990      JULY 31, 1989

                                                                        -------    -------    -------    --------------

                                                                       <C
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................   $11.90     $11.80     $12.38         $10.71

                                                                        -------    -------    -------        -------

 Investment income--net...............................................      .44        .55        .76            .39

 Realized and unrealized gain (loss) on investments and foreign
   currency transactions--net.........................................      .93        .14       (.61)          1.88

                                                                        -------    -------    -------        -------

Total from investment operations......................................     1.37        .69        .15           2.27

                                                                        -------    -------    -------        -------

Less dividends and distributions:.....................................
 Investment income--net...............................................     (.48)      (.59)      (.73)          (.46)

 Realized gain on investments--net....................................       --         --         --           (.14)

                                                                        -------    -------    -------        -------

Total dividends and distributions.....................................     (.48)      (.59)      (.73)          (.60)

                                                                        -------    -------    -------        -------

Net asset value, end of period........................................   $12.79     $11.90     $11.80         $12.38

                                                                        =======    =======    =======        =======

TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................................    11.96%      6.25%      1.20%         22.02%#

                                                                        =======    =======    =======        =======

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................      .88%       .88%       .86%          1.04%*

                                                                        =======    =======    =======        =======

Investment income--net................................................     3.75%      4.83%      6.17%          4.89%*

                                                                        =======    =======    =======        =======

SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............................  $31,512    $33,916    $37,499       $ 24,002

                                                                        =======    =======    =======        =======

Portfolio turnover....................................................    29.17%     10.50%     16.99%         33.66%

                                                                        =======    =======    =======        =======

Average Commission Rate Paid##........................................       --         --         --             --

                                                                        =======    =======    =======        =======



---------------

 * Annualized.


 ** Total investment returns exclude the effect of sales loads.


 + Commencement of operations.


 ++ Based on average shares outstanding during the year.


 # Aggregate total investment return.


## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                                                                                           CLASS B
                                                           ------------------------------------------------------------------------
                                                                                 FOR THE YEAR ENDED JULY 31,
                                                           ------------------------------------------------------------------------
                                                           1997++    1996++      1995       1994       1993       1992       1991
                                                           -------   -------   --------   --------   --------   --------   --------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................  $12.44   $12.23     $12.77     $13.59     $12.78     $11.88     $11.78
                                                           -------   --------   -------   --------   --------   --------   --------
Investment income--net.....................................     .25      .26        .29        .33        .31        .34        .45
 Realized and unrealized gain (loss) on investments and
   foreign currency transactions--net......................    4.16     1.55       1.07       (.18)       .81        .91        .12
                                                           -------   --------   -------   --------   --------   --------   --------
Total from investment operations...........................    4.41     1.81       1.36        .15       1.12       1.25        .57
                                                           -------   --------   -------   --------   --------   --------   --------
 Less dividends and distributions:.........................
 Investment income--net....................................    (.25)    (.22)      (.29)      (.32)      (.31)      (.35)      (.47)
Realized gain on investments--net..........................   (1.38)   (1.38)     (1.61)      (.65)        --         --         --
                                                           -------   --------   -------   --------   --------   --------   --------
Total dividends and distributions..........................   (1.63)   (1.60)     (1.90)      (.97)      (.31)      (.35)      (.47)
                                                           -------   --------   -------   --------   --------   --------   --------
Net asset value, end of period.............................  $15.22   $12.44     $12.23     $12.77     $13.59     $12.78     $11.88
                                                           =======   ========   =======   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........................  38.90%    15.89%     12.82%      1.30%      8.90%     10.85%      5.14%
                                                           =======   ========   =======   ========   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................   1.94%     2.08%      2.09%      1.88%      1.84%      1.91%      1.90%
                                                           =======   ========   =======   ========   ========   ========   ========
Investment income--net.....................................   1.89%     2.06%      2.36%      2.39%      2.37%      2.74%      3.81%
                                                           =======   ========   =======   ========   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................... $93,509  $96,461   $130,921   $167,889   $227,089   $239,048   $284,869
                                                           =======   ========   =======   ========   ========   ========   ========
Portfolio turnover.........................................  14.29%    26.42%     52.69%     22.75%     25.23%     29.17%     10.50%
                                                           =======   ========   =======   ========   ========   ========   ========
Average Commission Rate Paid##.............................  $.0619   $.0576         --         --         --         --         --
                                                           =======   ========   =======   ========   ========   ========   ========

                                                                                       FOR THE PERIOD
                                                                    CLASS B            NOV. 25, 1987+
                                                             ---------------------           TO
                                                               1990         1989       JULY 31, 1988
                                                             --------     --------     --------------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................    $12.37       $10.76          $10.00
                                                             --------     --------        --------
Investment income--net.....................................       .60          .51             .33
 Realized and unrealized gain (loss) on investments and
   foreign currency transactions--net......................      (.58)        1.89             .68
                                                             --------     --------        --------
Total from investment operations...........................       .02         2.40            1.01
                                                             --------     --------        --------
 Less dividends and distributions:.........................
 Investment income--net....................................      (.61)        (.52)           (.25)
Realized gain on investments--net..........................        --         (.27)             --
                                                             --------     --------        --------
Total dividends and distributions..........................      (.61)        (.79)           (.25)
                                                             --------     --------        --------
Net asset value, end of period.............................    $11.78       $12.37          $10.76
                                                             ========     ========        ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........................       .15%       23.48%          10.13%#
                                                             ========     ========        ========
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................      1.89%        1.98%           2.08%*
                                                             ========     ========        ========
Investment income--net.....................................      5.14%        5.05%           5.15%*
                                                             ========     ========        ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................  $337,072     $289,599        $160,045
                                                             ========     ========        ========
Portfolio turnover.........................................     16.99%       33.66%          42.36%
                                                             ========     ========        ========
Average Commission Rate Paid##.............................        --           --              --
                                                             ========     ========        ========


---------------

 * Annualized.


 ** Total investment returns exclude the effect of sales loads.


 + Commencement of operations.


 ++ Based on average shares outstanding during the year.


 # Aggregate total investment return.


## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                        FINANCIAL HIGHLIGHTS (CONCLUDED)

     The following per share data and ratios have been derived from information provided in the Fund's audited financial statements.


                                                 CLASS C                                             CLASS D
                             -----------------------------------------------     ------------------------------------------------
                                   FOR THE YEAR             FOR THE PERIOD              FOR THE YEAR             FOR THE PERIOD
                                  ENDED JULY 31,           OCTOBER 21, 1994+           ENDED JULY 31,           OCTOBER 21, 1994+
                             -------------------------        TO JULY 31,        --------------------------        TO JULY 31,
                             1997++         1996++               1995            1997++          1996++               1995
                             ------     --------------     -----------------     -------     --------------     -----------------
Increase (Decrease) in Net
  Asset Value:
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning
  of period................  $12.37         $12.20              $ 11.84           $12.43          $12.24              $11.85
                             ------         ------               ------          -------         -------             -------
  Investment
    income -- net..........     .24            .24                  .21              .35             .34                 .26
  Realized and unrealized
    gain on investments and
    foreign currency
    transactions -- net....    4.13           1.55                 1.21             4.16            1.57                1.23
                             ------         ------               ------          -------         -------             -------
Total from investment
  operations...............    4.37           1.79                 1.42             4.51            1.91                1.49
                             ------         ------               ------          -------         -------             -------
Less dividends and
  distributions:
  Investment
    income -- net..........    (.25)          (.24)                (.25)            (.36)           (.34)               (.29)
  Realized gain on
    investments -- net.....   (1.38)         (1.38)                (.81)           (1.38)          (1.38)               (.81)
                             ------         ------               ------          -------         -------             -------
Total dividends and
  distributions............   (1.63)         (1.62)               (1.06)           (1.74)          (1.72)              (1.10)
                             ------         ------               ------          -------         -------             -------
Net asset value, end of
  period...................  $15.11         $12.37              $ 12.20           $15.20          $12.43              $12.24
                             ======     =============      ================      =======     =============      ================
TOTAL INVESTMENT RETURN:**
Based on net asset value
  per share................  38.84%          15.78%               13.30%#          39.99%          16.73%              13.98%#
                             ======     =============      ================      =======     =============      ================
RATIOS TO AVERAGE NET
  ASSETS:
Expenses...................   1.95%           2.08%                2.19%*           1.15%           1.28%               1.38%*
                             ======     =============      ================      =======     =============      ================
Investment income -- net...   1.83%           1.91%                1.94%*           2.62%           2.62%               2.93%*
                             ======     =============      ================      =======     =============      ================
SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)...........  $3,025         $1,953                 $811          $74,577        $ 44,691             $13,988
                             ======     =============      ================      =======     =============      ================
Portfolio turnover.........   14.29%         26.42%               52.69%           14.29%          26.42%              52.69%
                             ======     =============      ================      =======     =============      ================
Average Commission rate
  paid##...................  $.0619         $.0576                   --           $.0619          $.0576                  --
                             ======     =============      ================      =======     =============      ================


---------------
  + Commencement of operations.
 ++ Based on average shares outstanding during the period.
  * Annualized.
 ** Total investment returns exclude the effect of sales loads.
 # Aggregate total investment return.

## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                       INVESTMENT OBJECTIVE AND POLICIES


     The investment objective of the Fund is to seek long-term total return by investing primarily in a diversified portfolio of dividend-paying common stocks that yield more than the Standard & Poor's 500 Composite Stock Price Index. Total return is the aggregate of income and capital value changes. MLAM's strategy is based on the belief that stocks which have above average yields will provide attractive long-term total return and greater price stability than stocks that have below average dividend yields during periods of downward movements in market prices. While the Fund generally will invest in companies with a continuous record of paying dividends, it may also invest in companies that only recently have commenced payment of dividends. The Fund may engage in various portfolio strategies involving options and futures to seek to increase its return and to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies. Because the Fund will seek long-term total return (i.e., income and capital growth) by emphasizing investments in dividend-paying common stocks, it will not have as much investment flexibility as total return funds that may pursue their objective by investing in both income and capital growth stocks without such an emphasis. There can be no assurance that the investment objective of the Fund will be realized.



     The Fund at all times, except during temporary defensive periods, will maintain at least 65% of its total assets invested in dividend-paying common stocks. The Fund may also invest in securities convertible into common stocks, non-convertible preferred stocks and debt securities and utilize the other investment practices described below. The Fund has established no rating criteria for debt securities or preferred stock that it may hold. As a result, the Fund's investments in such securities are permitted to include securities that are in default or have major risk exposures to adverse conditions. The Fund, however, does not intend to invest in securities with such characteristics or in debt securities not within the four highest quality ratings as determined by either Moody's Investors Service, Inc. (currently Aaa, Aa, A and Baa for bonds) or Standard & Poor's Ratings Group (currently AAA, AA, A and BBB for bonds). The Fund reserves the right to hold, as a temporary defensive measure or as a reserve for redemptions, short-term U.S. Government securities, money market securities, including repurchase agreements, or cash in such proportions as, in the opinion of the Manager, prevailing market or economic conditions warrant. Except during temporary defensive periods, such securities or cash will not exceed 20% of its total assets. The investment objective of the Fund set forth in the first sentence of the above paragraph and the 65% requirement with respect to dividend-paying common stocks are fundamental policies of the Fund which may not be changed without a vote of a majority of its outstanding shares as defined below.


     The Fund may invest up to 25% of its total assets in securities of foreign issuers of the foregoing types and with the foregoing characteristics. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the unrealized appreciation or depreciation of investments insofar as United States investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a United States instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments may be subject to foreign withholding taxes. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than with transactions in United States securities. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

     The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in United States securities since the expenses of the Fund, such as custodial costs, are higher.


     The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets, and EDRs, which are issued in bearer form, are designed for use in European securities markets. In a sponsored ADR or EDR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas in an unsponsored arrangement the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR or EDR holders. Foreign issuers in respect of whose securities unsponsored ADRs or EDRs have been issued are not necessarily obligated to disclose material information in the markets in which the unsponsored ADRs or EDRs are traded and, therefore, there may not be a correlation between such information and the market value of such securities.

OTHER INVESTMENT POLICIES AND PRACTICES

     Repurchase Agreements. The Fund may invest in money market securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in United States Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

     Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of a loan, the Fund receives the income on the loaned securities and either receives the income on the collateral or other compensation, i.e., negotiated loan premium or fee, for entering into the loan and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund will experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.


     Illiquid Securities. The Fund may invest up to 15% of its total assets in illiquid securities. Pursuant to this restriction the Fund may not invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed, put to the issuer or a third party, or that do not mature within seven days, or that the Board of Trustees has not determined to be liquid, if, regarding all such securities, more than 15% of its total assets, taken at market value, would be invested in such securities.


     The Fund may purchase, without regard to the above limitation, securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act") but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Trustees, or the Manager pursuant to guidelines adopted by the Board, continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Trustees retains oversight and is ultimately responsible for the determinations. The Board of Trustees carefully monitors the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

     Portfolio Strategies Involving Indexed and Inverse Securities, Options, Futures and Foreign Exchange Transactions. The Fund may use certain derivative instruments, including indexed and inverse securities, options and futures to purchase and sell foreign exchange. Transactions involving such instruments expose the Fund to certain risks. The Fund's use of these instruments and the associated risks are described in detail in Appendix A attached to this Prospectus.

INVESTMENT RESTRICTIONS


     The Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities that are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. Among the more significant restrictions, the Fund may not:


     - Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

     - Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).


     Non-fundamental policies of the Fund (which may be changed by vote of the Board of Trustees) include policies that (i) notwithstanding a more lenient fundamental investment restriction concerning borrowing, prohibit the Fund from borrowing amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes, such as redemption of Fund shares, and further prohibit purchases of securities while borrowings are outstanding except in limited circumstances; and (ii) limit investment in securities which cannot be readily resold because of legal or contractual restrictions, or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Board of Trustees are not subject to the 15% limitation set forth in clause (ii).


     In addition, although not a fundamental policy, the Fund will include OTC options and the securities underlying such options (to the extent provided under "Investment Objective and Policies--Portfolio Strategies Involving Options and Futures") in calculating the amount of its net assets subject to the limitation set forth in clause (ii) above. However, as discussed further above, the Fund may treat the securities it uses as cover for written OTC options as liquid and, therefore, will be excluded from this limitation, provided it follows a specified procedure. The Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position regarding OTC options, as discussed above.

                             MANAGEMENT OF THE FUND

TRUSTEES

     The Trustees of the Fund consist of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

     The Trustees are:


     ARTHUR ZEIKEL*--President of the Manager and its affiliate, FAM; President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML & Co..


     RONALD W. FORBES--Professor of Finance, School of Business, State University of New York at Albany.

     CYNTHIA A. MONTGOMERY--Professor of Competition and Strategy, Harvard Business School.


     CHARLES C. REILLY--Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc.; former Senior Vice President of Arnhold and S. Bleichroeder, Inc.


     KEVIN A. RYAN--Professor of Education, Boston University; Founder and current Director of The Boston University Center for the Advancement of Ethics and Character.

     RICHARD R. WEST--Dean Emeritus, New York University Leonard N. Stern School of Business Administration.

MANAGEMENT AND ADVISORY ARRANGEMENTS


     MLAM, which is owned and controlled by ML & Co., acts as the manager for the Fund and provides the Fund with management and investment advisory services. The principal offices of the Manager are located at 800 Scudders Mill Road, Plainsboro, New Jersey (mailing address: P.O. Box 9011, Princeton, New Jersey 08543-9011). The Manager or its affiliate, FAM, acts as the investment adviser to more than 140 other registered investment companies. The Manager also offers portfolio management and portfolio analysis services to individual and institutional accounts. As of October 31, 1997, the Manager and FAM had a total of approximately $271.9 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.



     The management agreement with the Manager (the "Management Agreement") provides that, subject to the direction of the Trustees of the Fund, the Manager is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Trustees. The Manager provides the portfolio manager for the Fund, Walter D. Rogers, who considers analyses from various sources (including brokerage firms with which the Fund does business), makes the necessary decisions, and places transactions accordingly. Mr. Rogers is currently First Vice President of the Manager and has been employed by the Manager as a Vice President since 1987. Mr. Rogers also acts as portfolio manager of other registered investment companies sponsored by the Manager, including Merrill Lynch Global Utility Fund, Inc. and Merrill Lynch Utility Income Fund, Inc. The Manager also is obligated to provide administrative services necessary for the operation of the Fund and all of the office space, facilities, equipment and necessary personnel for management of the Fund.



     The Fund pays the Manager a monthly fee at the annual rate of 0.60% of the average daily net assets of the Fund. For the fiscal year ended July 31, 1997, the Manager received a fee of $1,056,060 (based on average net assets of approximately $176.0 million). The Management Agreement obligates the Fund to pay certain expenses incurred in its operations including, among other things, the management fee, legal and audit fees, registration fees, unaffiliated Trustees' fees and expenses, custodian and transfer agency fees, accounting costs, the costs of issuing and redeeming shares and certain of the costs of printing proxies, shareholder reports,


---------------
* Interested person, as defined by the Investment Company Act, of the Fund.

prospectuses and statements of additional information distributed to shareholders. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the fiscal year ended July 31, 1997, the amount of such reimbursement was $9,157. For the fiscal year ended July 31, 1997, the ratio of total expenses to average net assets, was .90%, 1.94%, 1.95% and 1.15% for Class A, Class B, Class C and Class D shares, respectively.



     The Manager has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect, wholly-owned subsidiary of ML & Co. and an affiliate of the Manager, pursuant to which the Manager pays MLAM U.K. a fee for providing investment advisory services to the Manager with respect to the Fund in an amount to be determined from time to time by the Manager and MLAM U.K., but in no event in excess of the amount that the Manager actually receives for providing services to the Fund pursuant to the Management Agreement.



TRANSFER AGENCY SERVICES



     The Transfer Agent, which is a subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts that close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended July 31, 1997, $286,452 was paid to the Transfer Agent pursuant to the Transfer Agency Agreement.


CODE OF ETHICS

     The Board of Trustees of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                               PURCHASE OF SHARES

     The Distributor, an affiliate of both the Manager and Merrill Lynch, acts as the distributor of shares of the Fund.


     Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100, and the minimum subsequent purchase is $1 and for participants in certain fee-based programs, the minimum initial purchase is $500 and the minimum subsequent purchase is $50.



     The Fund is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing(SM) System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day, provided the Distributor in turn receives orders from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.


     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and Class B shares are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System is set forth under "Merrill Lynch Select Pricing(SM) System" on page 3.

     Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."


     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System.

-------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------
                                                 ACCOUNT
                                               MAINTENANCE DISTRIBUTION
     CLAS            SALES CHARGE(1)               FEE         FEE       CONVERSION FEATURE
    -----------------------------------------------------------------------------------------------
     A         Maximum 5.25% initial sales          No          No       No
                      charge(2)(3)
    -----------------------------------------------------------------------------------------------
     B     CDSC for a period of 4 years, at a     0.25%       0.75%      B shares convert to D
           rate of 4.0% during the first year,                           shares
           decreasing 1.0% annually to 0.0%(4)                           automatically after
                                                                         approximately eight
                                                                         years(5)
    -----------------------------------------------------------------------------------------------
     C          1.0% CDSC for one year(6)         0.25%       0.75%      No
    -----------------------------------------------------------------------------------------------
     D    Maximum 5.25% initial sales charge(3)    0.25%        No       No
    -----------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

---------------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Initial Sales Charge
    Alternatives--Class A and Class D Shares--Eligible Class A Investors."


(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participation in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A .75% Sales Charge for 401(k) purchases over $1,000,000 will apply.


                                                 (Notes continued on next page.)

(4) The CDSC may be modified in connection with certain fee-based programs.



(5) The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.



(6) The CDSC may be waived in connection with certain fee-based programs.


INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                                                                             DISCOUNT TO
                                                SALES LOAD           SALES LOAD AS         SELECTED DEALERS
                                             AS PERCENTAGE OF     PERCENTAGE* OF THE       AS PERCENTAGE OF
            AMOUNT OF PURCHASE                OFFERING PRICE      NET AMOUNT INVESTED     THE OFFERING PRICE
-------------------------------------------  ----------------     -------------------     ------------------
Less than $25,000..........................        5.25%                  5.54%                  5.00%
$25,000 but less than $50,000..............        4.75                   4.99                   4.50
$50,000 but less than $100,000.............        4.00                   4.17                   3.75
$100,000 but less than $250,000............        3.00                   3.09                   2.75
$250,000 but less than $1,000,000..........        2.00                   2.04                   1.80
$1,000,000 and over**......................        0.00                   0.00                   0.00

---------------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more and on Class A purchases by certain retirement plan investors and participants in certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. The charge will be assessed on an account equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer sponsored retirement or savings plans.



     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act of 1933, as amended (the "Securities Act"). The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities. For the the fiscal year ended July 31, 1997, the Fund sold 738,877 Class A shares for aggregate net proceeds of $9,839,082. The gross sales charges for the sale of Class A shares of the Fund for that year were $6,629, of which $384 and $6,245 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended July 31, 1997, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class A shares purchased subject to a front end sales charge waiver.



     For the fiscal year ended July 31, 1997, the Fund sold 148,779 Class D shares for aggregate net proceeds of $1,971,059. The gross sales charges for the sale of Class D shares of the Fund for that year were $20,997, of which $1,314 and $19,683 were received by the Distributor and Merrill Lynch, respectively. For the same period, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class D shares purchased subject to a front end sales charge waiver.



     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account, including participants in the Merrill Lynch Blueprint(SM) Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain Employer Sponsored Retirement or Savings Plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee, and purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A and Class D shares of the Fund if certain conditions set forth in the Statement of Additional Information are met (for closed-end funds that commenced operations prior to October 21, 1994). In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. ("Senior Floating Rate Fund"). Shareholders already owning Class A shares who wish to reinvest the net proceeds from a tender of the Merrill Lynch High Income Municipal Bond Fund, Inc. ("High Income Fund") or the Merrill Lynch Municipal Strategy Fund, Inc. ("Municipal Strategy Fund") may purchase Class A shares at net asset value rather than Class D shares provided that (i) the shares to be purchased are held in the same account as the Class A shares that the shareholder already owns, and (ii) all other requirements pertaining to the reinvestment privilege are met.



     Shareholders already owning Class A shares who wish to reinvest the net proceeds from a tender of the High Income Fund or the Municipal Strategy Fund may purchase Class A shares at net asset value rather than Class D shares provided that (i) the shares to be purchased are held in the same account as the Class A shares that the shareholder already owns, and (ii) all other requirements pertaining to the reinvestment privilege are met.



     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder Services--Fee-Based Programs."



     Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM)Accounts available through authorized employers. Subject to certain conditions, Class A and Class D shares are offered at net asset value to shareholders of Municipal Strategy

Fund and High Income Municipal Bond Fund and Class A shares are offered at net asset value to shareholders of Senior Floating Rate Fund, who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.



     Class D shares of the Fund are offered at net asset value to shareholders of Municipal Strategy Fund and High Income Fund who wish to purchase shares of the Fund with the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer by Municipal Strategy Fund or High Income Fund. This investment option is available only with respect to the proceeds of Municipal Strategy Fund shares as to which no CDSC (as defined in the Municipal Strategy Fund prospectus) is applicable, or with respect to the proceeds of High Income Fund shares as to which no Early Withdrawal Charge (as defined in the High Income Fund prospectus) is applicable. Such Class D shares are offered subject to the conditions applicable to the offering of Class A shares of the Fund to shareholders of Senior Floating Rate Fund who wish to purchase shares of the Fund with the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer by Senior Floating Rate Fund, as described in the Statement of Additional Information under "Purchase of Shares -- Reduced Initial Sales Charges -- Closed-End Fund Investment Option."



     Class D shares are offered at net asset value to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies. Class D shares are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant if certain conditions set forth in the Statement of Additional Information are met.


     Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint(SM) Program.


     Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.


DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.


     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four-year CDSC, while Class C shares are subject only to a one-year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted to Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans." The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.

     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately eight years after issuance, Class B shares will convert automatically to Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert to Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services--Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.


     Contingent Deferred Sales Charges--Class B Shares. Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.


     The following table sets forth the rates of the Class B CDSC:

                                                                      CLASS B CDSC AS A
                                                                        PERCENTAGE OF
                            YEAR SINCE PURCHASE                         DOLLAR AMOUNT
                                PAYMENT MADE                          SUBJECT TO CHARGE
        ------------------------------------------------------------  -----------------
        0-1.........................................................         4.00%
        1-2.........................................................         3.00
        2-3.........................................................         2.00
        3-4.........................................................         1.00
        4 and thereafter............................................         0.00


     For the fiscal year ended July 31, 1997, the Distributor received CDSCs of $74,947 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000), and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).


     The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch Blueprint(SM) Program. The CDSC also is waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of the redemption in an Employee Access(SM) Account available through employers providing eligible 401(k) plans. The Class B CDSC also is waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares that are purchased within qualifying Employee Access(SM) Accounts. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services-- Fee-Based Programs."



     Contingent Deferred Sales Charges--Class C Shares. Class C shares that are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs."


     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.


     For the fiscal year ended July 31, 1997, the Distributor received CDSCs of $1,310, with respect to the redemption of Class C shares, all of which were paid to Merrill Lynch.


     Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically to Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares to Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be "tacked" onto the holding period for the shares acquired.


     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans that qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.



     The Conversion Period also may be modified for retirement plan investors who participate in certain fee-based programs. See "Shareholder
Services--Fee-Based Programs."

DISTRIBUTION PLANS

     The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each, a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.


     For the fiscal year ended July 31, 1997, the Fund paid the Distributor $965,768 pursuant to the Class B Distribution Plan (based on average net assets subject to such Class B Distribution Plan of approximately $96.6 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended July 31, 1997, the Fund paid the Distributor $24,804 pursuant to the Class C Distribution Plan (based on average net assets subject to such Class C Distribution Plan of approximately $2.5 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended July 31, 1997, the Fund paid the Distributor $137,032 pursuant to the Class D Distribution Plan (based on average net assets subject to such Class D Distribution Plan of approximately $54.8 million) all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.


     The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution revenues and expenses is presented to the Trustees each year for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSC and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the distribution fees and CDSCs, and the expenses consist of financial consultant compensation. With respect to Class B shares, as of December 31, 1996, the last date at which fully allocated data is available, the fully allocated accrual revenues received by the Distributor and Merrill Lynch exceeded fully allocated accrual expenses for the period since the Fund commenced operations on November 25, 1987 by approximately $5,806,000 (6.02% of Class B net assets at that date). For Class C shares as of December 31, 1996, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch since the Class C shares commenced operations exceeded fully allocated accrual revenues for such period by approximately $9,000 (.36% of Class C assets at that date). As of July 31, 1997, direct cash revenues for the period since the Fund commenced operations exceeded direct cash expenses by $17,063,943 (18.25% of Class B net assets at that date). With respect to Class C shares, as of July 31, 1997, direct cash revenues for the period since the Fund commenced operations exceeded direct cash expenses by $33,142 (1.09% of Class C net assets at that date).



     The Fund has no obligation with respect to distribution-related and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Trustees of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Trustees will be asked to take into consideration expenses incurred in connection with the account maintenance and/or the distribution of each class of shares separately. The initial sales charges, the account maintenance fee, distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares-- Conversion of Class B Shares to Class D Shares."


LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the NASD Conduct Rules imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances, the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the net asset value of the Fund's shares at such time.

REDEMPTION

     A shareholder wishing to redeem shares may do so by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as his (their) name(s) appear(s) on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified as the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

     At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (i.e., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares. Normally this delay will not exceed 10 days.

REPURCHASE

     The Fund will also repurchase shares through a shareholder's listed securities dealer. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally 4:00 P.M., New York time) on the day received and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day.


     The repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC); securities firms that do not have selected dealer agreements with the Distributor, however, may impose a charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares. Repurchases made directly through the Fund's Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.


REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES


     Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares of the Fund, as the case may be, at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for a redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.


                              SHAREHOLDER SERVICES


     The Fund offers a number of shareholder services and investment plans designed to facilitate investment in its shares. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto can be obtained from the Fund by calling the telephone number on the cover page or from the Distributor or Merrill Lynch. Included in such services are the following:


INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive, at least quarterly, statements from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions.


     Shareholders may make additions to their Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an account in the transferring shareholder's name may be opened at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from

Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for such shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence.


     Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

EXCHANGE PRIVILEGE

     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission.

     Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

     Class B, Class C and Class D shares are exchangeable for shares of the same class of other MLAM-advised mutual funds.

     Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund.

     Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

     Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

     Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


     All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund at the net asset value per share next determined on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by telephone (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on the payment date. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks. A shareholder whose account is maintained at Merrill Lynch may, at any time, by written notification to Merrill Lynch, elect to have both dividends and capital gains distributions paid in cash rather than reinvested. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.


SYSTEMATIC WITHDRAWAL PLANS


     A shareholder may elect to receive systematic withdrawal payments from his or her Investment Account through automatic payment by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. A shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semi-annual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program, subject to certain conditions. With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B and Class C shares are otherwise redeemed. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Contingent Deferred Sales Charges--Class B Shares" and "-- Contingent Deferred Sales Charges--Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."


AUTOMATIC INVESTMENT PLANS


     Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by pre-arranged charges of $50 or more to his regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in amounts of $100 or more through the CMA(R) or CBA(R) Automated Investment Program.



FEE-BASED PROGRAMS



     Certain Merrill Lynch fee-based investment programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of such shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in the Program's client agreement and from the Transfer Agent at (800) MER-FUND or (800) 637-3863.


RETIREMENT PLANS

     Self-directed individual retirement accounts ("IRAs") and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain other mutual funds whose shares are distributed by the Distributor, as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. The minimum initial purchase to establish any such plan is $100 and the minimum subsequent purchase is $1.

     Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

                             PORTFOLIO TRANSACTIONS


     In executing portfolio transactions, the Fund seeks to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Fund generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund contemplates that, consistent with its policy of obtaining the best net results, it will place orders for transactions with a number of brokers and dealers, including Merrill Lynch, an affiliate of the Manager. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Fund may receive orders for transactions by the Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Manager, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. See "Management of the Fund--Management and Advisory Arrangements." In addition, consistent with the NASD Conduct Rules, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch.


     The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting such transactions.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return, and (2) the maximum applicable sales charge will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales loads in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses is deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     On occasion, the Fund may compare its performance to that of the Standard & Poor's 500 Composite Stock Price Index, the Value Line Composite Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News and World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine. From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                                     TAXES

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.


     Dividends paid by the Fund from its ordinary income, and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from the Fund's net realized capital gains from the sale or disposition of assets held for more than 12 months (including such gains from certain transactions in futures and options) are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. Recent legislation creates additional categories of capital gains taxable at different rates. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).



     Dividends and distributions are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains distributions. It is anticipated that IRS guidance permitting categories of gain and related rates to be passed through to shareholders would also require this written notice to designate the amounts of various categories of capital gain income in capital gain dividends. A portion of the Fund's ordinary income dividends may be eligible for the dividends-received deduction allowed to corporations under the Code, if certain requirements are met. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.


     Ordinary income dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Pursuant to the Fund's investment objectives, the Fund may invest in foreign securities. Foreign taxes may be paid by the Fund as a result of tax laws of countries in which the Fund may invest. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of Fund assets to be invested in various countries is not known. Because the Fund limits its investment in foreign securities, shareholders will not be entitled to claim foreign tax credits with respect to their share of foreign taxes paid by the Fund on income from investments of foreign securities held by the Fund.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Under Code Section 988, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code
Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring such shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent the sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


     A loss on the sale or exchange of shares of the Fund held by a shareholder for less than 6 months will be a capital loss to the extent of any capital gains distributions paid with respect to such shares.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Ordinary income and capital gains dividends and gain on the sale or exchange of shares in the Fund may also be subject to state and local taxes.

     Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.
                             ADDITIONAL INFORMATION
DIVIDENDS AND DISTRIBUTIONS


     It is the Fund's intention to distribute all its net investment income, if any. Dividends from such net investment income are paid quarterly. All net realized capital gains, if any, are distributed to the Fund's shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year. The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Additional Information--Determination of Net Asset

Value." Dividends and distributions may be reinvested automatically in shares of the Fund, at net asset value without sales charge. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as described above whether they are reinvested in shares of the Fund or received in cash.


     All net realized capital gains, if any, are declared and distributed to the Fund's shareholders annually after the close of the Fund's fiscal year. Capital gains distributions will be automatically reinvested in shares unless the shareholder elects to receive such distributions in cash.


     See "Shareholder Services -- Automatic Reinvestment of Dividends and Capital Gains Distributions" for information as to how to elect either dividend reinvestment or cash payments.

DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of all classes of the Fund is determined by the Manager once daily as of 15 minutes after the close of business on the NYSE (generally 4:00 P.M., New York time) on each day during which the NYSE is open for trading. The net asset value per share is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Manager and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily.


     The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials among the classes. The Fund employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of the Manager, to provide certain securities prices for the Fund. For the fiscal year ended July 31, 1997, the Fund did not pay any fees to MLSPS.



     Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Any assets and liabilities initially expressed in terms of non-U.S. Dollar currencies are translated into U.S. Dollar currencies at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Fund.

     When the Fund sells an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of such liability subsequently will be marked-to-market to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC markets, the last bid price. Other investments, including futures contracts and related options, are stated at market value. If current market value exceeds the premium received there is an unrealized loss; conversely, if the premium exceeds current market value there is an unrealized gain. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. If an option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of sales are increased by the premium originally received.


ORGANIZATION OF THE FUND

     The Fund was organized on May 14, 1987 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The Fund is authorized to issue an unlimited number of shares of beneficial interest of different classes, $.10 par value per share. At the date of this Prospectus, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares." The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of shares. The Trustees of the Fund may classify and reclassify the shares of the Fund into additional classes of beneficial interest at a future date. Shares have the conversion rights described in this Prospectus.

     The Declaration of Trust of the Fund does not require that the Fund hold an annual meeting of shareholders. However, the Fund will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution or account maintenance fees or of a change in the fundamental policies, objective or restrictions of the Fund. The Fund also would be required to hold a special shareholders' meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration of Trust provides that a shareholders' meeting may be called for any reason at the request of 10% of the outstanding shares of the Fund or by a majority of the Trustees.

SHAREHOLDER REPORTS

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

                  Merrill Lynch Financial Data Services, Inc.
                         P.O. Box 45289
                         Jacksonville, FL 32232-5289

     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.
                      ------------------------------------

     The Declaration of Trust establishing the Fund, dated May 14, 1987, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Strategic Dividend Fund" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Fund, but the "Trust Property" only shall be liable.

                                   APPENDIX A

     INDEXED AND INVERSE SECURITIES, OPTIONS, FUTURES AND FOREIGN EXCHANGE
                                  TRANSACTIONS

     The Fund is authorized to use certain derivative instruments, including indexed and inverse securities, options and futures, and to purchase and sell foreign exchange, as described below. Such instruments, which may be regarded as derivatives, are referred to collectively herein as "Strategic Instruments."

     Although certain risks are involved in options and futures transactions (as discussed below in "Risk Factors in Options, Futures and Currency Instruments"), the Manager believes that, because the Fund will (i) write only covered call options on portfolio securities and (ii) engage in other options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the equity markets, interest rates or currency exchange rates occur. Reference is made to the Statement of Additional Information for further information concerning these Strategic Instruments.

INDEXED AND INVERSE SECURITIES

     The Fund may invest in securities the potential return of which is based on the change in particular measurements of value or rate (an "index"). As an illustration, the Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index. For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices.

     Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. The Fund believes that indexed and inverse securities may provide portfolio management flexibility that permits the Fund to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     Purchasing Options. The Fund is authorized to purchase put options on equity securities held in its portfolio or securities indices the performance of which is substantially replicated by securities held in its portfolio for hedging purposes. When the Fund purchases a put option, in consideration for an upfront payment (the "option premium") the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. The Fund will not purchase put options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     The Fund is also authorized to purchase call options on securities indices the performance of which substantially replicates the performance of the types of securities it intends to purchase. When the Fund purchases a call option on a securities index, in consideration for the option premium the Fund acquires the right to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date. The purchase of a call option may protect the Fund from attempting to identify specific securities in which to invest in a market the Fund believes to be attractive (an "anticipatory hedge").

     The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.


     Writing Call Options. The Fund is authorized to write (i.e., sell) call options on equity securities held in its portfolio or securities indices the performance of which is substantially correlated to securities held in its portfolio. When the Fund writes a call option, in return for an option premium the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write call options on securities to earn income, through the receipt of option premiums; the Fund may write call options on securities indices for hedging purposes. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding.


     The Fund is also authorized to sell call options in connection with closing out call options it has previously purchased.


     Other than with respect to closing transactions, the Fund will only write call options that are "covered." A call option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in Options, Futures and Currency Instruments" below. A call option will also be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of option on a securities index, securities which substantially replicate the performance of such index) or owns a call option, warrant or convertible instrument that is immediately exercisable for, or convertible into, such security.

     Types of Options. The Fund may engage in transactions in the options on securities or securities indices described above on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and seller, but generally do not require the parties to post margin and are subject to greater risk of counterparty default. See "Additional Risk Factors of OTC Transactions" below.

FUTURES

     The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

     The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the future's contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

     The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

     The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying commodity is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool operator" under regulations of the Commodity Futures Trading Commission.

FOREIGN EXCHANGE TRANSACTIONS

     The Fund may engage in spot and forward foreign exchange transactions, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

     Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future.

     The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures" above.

     The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions" below.

     The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may not incur potential net liabilities of more than 20% of its total assets from foreign currency options, futures or related options. The Fund will not necessarily attempt to hedge all of its foreign portfolio positions.

     Risk Factors in Hedging Foreign Currency Risks. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses, and decrease its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur. It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available (such as certain developing markets) and it is not possible to engage in effective foreign currency hedging.

RISK FACTORS IN OPTIONS, FUTURES, AND CURRENCY INSTRUMENTS

     Use of Strategic Instruments for hedging purposes involves the risk of imperfect correlation in movements in the value of the Strategic Instruments and the value of the instruments being hedged. If the value of the Strategic Instruments moves more or less than the value of the hedged instruments the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.


     The Fund intends to enter into transactions involving Strategic Instruments only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Strategic Instrument or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Strategic Instrument without incurring substantial losses, if at all.


     Certain transactions in Strategic Instruments (e.g., forward foreign exchange transactions, futures transactions, sales of put options) may expose the Fund to potential losses that exceed the amount originally invested by the Fund in such instruments. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.


ADDITIONAL RISK FACTORS OF OTC TRANSACTIONS; LIMITATIONS ON THE USE OF OTC STRATEGIC INSTRUMENTS

     Certain Strategic Instruments traded in OTC markets, including indexed securities and OTC options, may be substantially less liquid than other instruments in which the Fund may invest. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.


     The staff of the Commission has taken the position that purchased OTC options and the assets underlying written OTC options are illiquid securities. The Fund has therefore adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the securities underlying OTC call options currently outstanding which have been sold by the Fund and margin deposits on the Fund's outstanding OTC options exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are deemed to be illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a dealer in U.S. Government securities recognized as a "primary dealer" by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's exercise price).

     Because Strategic Instruments traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Strategic Instruments traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

ADDITIONAL LIMITATIONS ON THE USE OF STRATEGIC INSTRUMENTS

     The Fund may not use any Strategic Instrument to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

       MERRILL LYNCH STRATEGIC DIVIDEND FUND--AUTHORIZATION FORM (PART 1)
--------------------------------------------------------------------------------

NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
      BLUEPRINT(SM) PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINT(SM) PROGRAM APPLICATION BY CALLING TOLL FREE (800) 637-3766.
--------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION

   I, being of legal age, wish to purchase: (choose one)
             [ ] Class A shares          [ ] Class B shares          [ ] Class C
shares          [ ] Class D shares
of Merrill Lynch Strategic Dividend Fund and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

   Basis for establishing an Investment Account:

      A. I enclose a check for $.......... payable to Merrill Lynch Financial
   Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.

      B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)

1. ..........................................................                 4.
 ..........................................................

2. ..........................................................                 5.
 ..........................................................

3. ..........................................................                 6.
 ..........................................................

Name............................................................................
     First Name                    Initial                    Last Name

Name of Co-Owner (if any).......................................................
                      First Name            Initial           Last Name

Address.........................................................................

 ................................................................................
                                                                      (Zip Code)

Occupation......................................................................

 ................................................................................
                               Signature of Owner

Name and Address of Employer....................................................

 ................................................................................

 ................................................................................
                         Signature of Co-Owner (if any)

(In the case of co-owner, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
--------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTION

                        Ordinary Income Dividends                            Long-Term Capital Gains
                        ---------------------------------                    ---------------------------------
                        SELECT  [ ]     Reinvest                             SELECT  [ ]     Reinvest
                        ONE:   [ ]      Cash                                 ONE:   [ ]      Cash
                        ---------------------------------                    ---------------------------------

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:   [ ] Check
or  [ ] Direct Deposit to bank account

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Strategic Dividend Fund Authorization Form.

SPECIFY TYPE OF ACCOUNT (CHECK ONE):  [ ] checking [ ] savings

Name on your Account............................................................

Bank Name.......................................................................

Bank Number ................................................... Account
Number..........................................................................

Bank Address....................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor..........................................................

Signature of Depositor ......................................................
Date............................................................................
(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

--------------------------------------------------------------------------------

3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

            Social Security Number or Taxpayer Identification Number

   Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Additional Information--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

   INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .............................................................         ............................................................
                      Signature of Owner                                             Signature of Co-Owner (if any)

--------------------------------------------------------------------------------

4. LETTER OF INTENTION--CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                  .................................., 19 . . . .
                                                      Date of initial purchase

Dear Sir/Madam:

   Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Strategic Dividend Fund or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:

          [ ] $25,000    [ ] $50,000    [ ] $100,000    [ ] $250,000    [ ]
     $1,000,000

   Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Strategic Dividend Fund Prospectus.


   I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Strategic Dividend Fund held as security.


By...........................................................         ............................................................
Signature of Owner                                                    Signature of Co-Owner
                                                                      (If registered in joint parties, both must sign)

   In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name ..................................................           (2) Name.....................................................
Account Number ............................................           Account Number...............................................

--------------------------------------------------------------------------------

5. FOR DEALER ONLY

---                      Branch Office, Address, Stamp
---

=

=
===

This form when completed should be mailed to:

Merrill Lynch Strategic Dividend Fund
c/o Merrill Lynch Financial Data Services, Inc.
P.O. Box 45289
Jacksonville, Florida 32232-5289

We hereby authorize Merrill Lynch Funds Distributor, Inc. to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases or sales made under a Letter of Intention, Automatic Investment Plan or Systematic Withdrawal Plan. We guarantee the shareholder's signature.

 ...............................................................
                            Dealer Name and Address

By .............................................................................
                         Authorized Signature of Dealer

---------                    ------------

                                                  ..............................
---------                    ------------
Branch-Code                    F/C No.            F/C Last Name
---------                     ---------------

---------                     ---------------
Dealer's Customer Account No.

--------------------------------------------------------------------------------
       MERRILL LYNCH STRATEGIC DIVIDEND FUND--AUTHORIZATION FORM (PART 2)
--------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL PLAN OR THE AUTOMATIC INVESTMENT PLANS ONLY.
--------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION

                                                                      ------------------------------------------------------

Name of Owner..................................................
                                                                      ------------------------------------------------------
                                                                                          Social Security No.
                                                                                     or Taxpayer Identification No.
Name of Co-Owner (if any)......................................

Address........................................................       Account Number ............................................
                                                                      (if existing account)

 ...............................................................

--------------------------------------------------------------------------------


2. SYSTEMATIC WITHDRAWAL PLAN-- (See terms and conditions in the Statement of Additional Information)



   MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [ ] Class A, [ ] Class B*, [ ] Class C* or [ ] Class D shares in Merrill Lynch Strategic Dividend Fund at cost or current offering price. Withdrawals to be made either (check one) [ ] Monthly on the 24th day of each month, or [ ] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on ............. (month), or as soon as possible thereafter.



SPECIFY THE AMOUNT OF WITHDRAWAL YOU WOULD LIKE PAID TO YOU (CHECK ONE):  [
]$.............of [ ] Class A,  [ ] Class B*,  [ ] Class C* or  [ ] Class D
shares in the account.


SPECIFY WITHDRAWAL METHOD: [ ] check or [ ] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a) I hereby authorize payment by check
   [ ] as indicated in Item 1.
   [ ] to the order of..........................................................

Mail to (check one)
   [ ] the address indicated in Item 1.
   [ ] Name (please print)......................................................

Address ........................................................................

     ...........................................................................

     Signature of Owner
 ..............................................................................
Date ...........................................................................

     Signature of Co-Owner (if any) ............................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of Account (check one): [ ] checking [ ] savings

Name on your account............................................................

Bank Name.......................................................................

Bank Number .............................................................
Account Number..................................................................

Bank Address....................................................................

 ................................................................................

Signature of Depositor
 ..............................................................................
Date............................................................................

Signature of Depositor..........................................................
(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHALL ACCOMPANY THIS APPLICATION.
---------------

* Annual withdrawal cannot exceed 10% of the value of shares of such class held in the account at the time the election to join the systematic withdrawal plan is made.

--------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

   I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase (choose one)

             [ ] Class A shares          [ ] Class B shares          [ ] Class C
shares          [ ] Class D shares

of Merrill Lynch Strategic Dividend Fund, subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

You are hereby authorized to draw an ACH debit each month on my bank account for investment in Merrill Lynch Strategic Dividend Fund as indicated below:

   Amount of each check or ACH debit $..........................................

   Account Number...............................................................

Please date and invest ACH debits on the 20th of each month beginning
 .............................. or as soon thereafter as possible.
(month)

I agree that you are preparing these ACH debits voluntarily at my request and that you shall not be liable for any loss arising from any delay in preparing or failure to prepare any such debit. If I change banks or desire to terminate or suspend this program, I agree to notify you promptly in writing. I hereby authorize you to take any action to correct erroneous ACH debits of my bank account or purchases of fund shares including liquidating shares of the Fund and credit my bank account. I further agree that if a debit is not honored upon presentation, Merrill Lynch Financial Data Services, Inc. is authorized to discontinue immediately the Automatic Investment Plan and to liquidate sufficient shares held in my account to offset the purchase made with the dishonored debit.

 .................      .......................................
     Date                      Signature of Depositor

                     .......................................
                              Signature of Depositor
                         (If joint account, both must sign)
                                AUTHORIZATION TO
                                HONOR ACH DEBITS
                     DRAWN BY MERRILL LYNCH FINANCIAL DATA
                                 SERVICES, INC.

To..........................................................................Bank
                               (Investor's Bank)

Bank Address....................................................................

City .......... State .......... Zip Code.......................................


As a convenience to me, I hereby request and authorize you to pay and charge to my account ACH debits drawn on my account by and payable to Merrill Lynch Financial Data Services, Inc. I agree that your rights in respect to each such debit shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing. Until you receive such notice, you shall be fully protected in honoring any such debit. I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability.


 ....................   .......................................
       Date                            Signature of Depositor

 ....................   .......................................
Bank Account Number                    Signature of Depositor

                               (If joint account, both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                                    MANAGER

                      Merrill Lynch Asset Management, L.P.


                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR
                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                   CUSTODIAN
                      State Street Bank and Trust Company
                             One Heritage Drive P2N
                       North Quincy, Massachusetts 02171

                                 TRANSFER AGENT
                  Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL
                   Shereff, Friedman, Hoffman & Goodman, LLP
                                919 Third Avenue
                            New York, New York 10022

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             ---------------------

                               TABLE OF CONTENTS


                                       PAGE
                                       ----
Fee Table..............................    2
Merrill Lynch Select Pricing(SM)
  System...............................    3
Financial Highlights...................    8
Investment Objective and Policies......   11
Management of the Fund.................   14
  Trustees.............................   14
  Management and Advisory
     Arrangements......................   15
  Transfer Agency Services.............   16
  Code of Ethics.......................   16
Purchase of Shares.....................   17
  Initial Sales Charge
     Alternatives--Class A and Class D
     Shares............................   19
  Deferred Sales Charge Alternatives--
     Class B and Class C Shares........   21
  Distribution Plans...................   25
  Limitations on the Payment of
     Deferred Sales Charges............   26
Redemption of Shares...................   27
  Redemption...........................   27
  Repurchase...........................   27
  Reinstatement Privilege--Class A and
     Class D Shares....................   28
Shareholder Services...................   28
Portfolio Transactions.................   32
Performance Data.......................   32
Taxes..................................   33
Additional Information.................   35
  Dividends and Distributions..........   35
  Determination of Net Asset Value.....   36
  Organization of the Fund.............   37
  Shareholder Reports..................   38
  Shareholder Inquiries................   38
Appendix A--Indexed and Inverse
  Securities, Options, Futures and
  Foreign Exchange Transactions........  A-1
Authorization Form.....................  A-7

                            Code #10559-1197


          [MERRILL LYNCH LOGO]

          MERRILL LYNCH
          STRATEGIC DIVIDEND FUND

          PROSPECTUS                                       [MLYNCH COMPASS]

          November 17, 1997

          Distributor:
          Merrill Lynch
          Funds Distributor, Inc.

          This prospectus should be
          retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                     MERRILL LYNCH STRATEGIC DIVIDEND FUND
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800

                            ------------------------


     The investment objective of Merrill Lynch Strategic Dividend Fund (the "Fund") is to seek long-term total return by investing primarily in a diversified portfolio of dividend-paying common stocks that yield more than the Standard & Poor's 500 Composite Stock Price Index. Total return is the aggregate of income and capital value changes. The strategy of the Fund's manager, Merrill Lynch Asset Management, is based on the belief that stocks that have above average yields will provide attractive long-term total return and greater price stability than stocks that have below average dividend yields during periods of downward movements in market prices. There can be no assurance that the investment objective of the Fund will be realized.


     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.


     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated November 17, 1997 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.


                            ------------------------

                    MERRILL LYNCH ASSET MANAGEMENT--MANAGER
               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR
                            ------------------------


   The date of this Statement of Additional Information is November 17, 1997.

                       INVESTMENT OBJECTIVE AND POLICIES


     The investment objective of the Fund is to seek long-term total return by investing primarily in a diversified portfolio of dividend-paying common stocks that yield more than the Standard & Poor's 500 Composite Stock Price Index. Total return is the aggregate of income and capital value changes. The strategy of the Fund's manager, Merrill Lynch Asset Management, L.P., doing business as Merrill Lynch Asset Management ("MLAM" or the "Manager"), is based on the belief that stocks that have above average yields will provide attractive long-term total return and greater price stability than stocks that have below average dividend yields during periods of downward movements in market prices. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.



     While the Fund generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to holding period if, in its management's judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. As a result of the Fund's investment policies, under certain market conditions, the Fund's portfolio turnover may be higher than that of other investment companies. Accordingly, while the Fund anticipates that its annual turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. The Fund's portfolio turnover rates for the fiscal years ended July 31, 1996 and 1997 were 26.42% and 14.29%, respectively.


PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

     Reference is made to the discussion in Appendix A in the Prospectus for information with respect to various portfolio strategies involving options and futures. The following is further information relating to portfolio strategies the Fund may utilize involving options and futures.


     Writing Covered Call Options. The Fund is authorized to write (i.e., sell) covered call options on the equity securities held in its portfolio or securities indices, the performance of which is substantially correlated to the securities held in its portfolio. These transactions are described more fully in the Appendix to the Prospectus. The following is additional information about covered call options.


     The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.


     As discussed in the Appendix to the Prospectus, the Fund also may write put options on securities or securities indices. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option, it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

     Options referred to herein and in the Fund's Prospectus may be options issued by The Options Clearing Corporation (the "Clearing Corporation") that are currently traded on the Chicago Board Options Exchange, American Stock Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange or New York Stock Exchange. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options, with the result, in the case of a covered call option, that the Fund will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.


     Purchasing Put Options. The Fund may purchase put options on equity securities held in its portfolio or securities indices, the performance of which is substantially replicated by the securities held in its portfolio. For more information, see Appendix A to the Prospectus.

     Types of Options. As discussed more fully in the Prospectus, the Fund may engage in options on securities or securities indices described above on exchanges and in the over-the-counter ("OTC") markets. For additional discussion of the types of options in which the Fund may invest, as well as the additional risk factors and limitations on OTC transactions, see Appendix A to the Prospectus.

     Futures. As described in the Prospectus, the Fund will limit transactions in futures and options on futures to financial futures contracts (i.e. contracts for which the underlying commodity is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). See Appendix A to the Prospectus. Set forth below is further information concerning futures transactions.

     A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally less than 10% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "mark to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.


     The Fund has received an order from the Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act") in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Fund from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.

     Restrictions on Use of Futures Transactions. Regulations of the CFTC applicable to the Fund permit the Fund's futures and options on futures transactions to include (i) bona fide hedging transactions without regard to the percentage of the Fund's assets committed to margin and option premiums, and
(ii) non-hedging transactions, provided that the Fund not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums would exceed 5% of the market value of the Fund's liquidating value after taking into account unrealized profits and unrealized losses on any such transactions. However, the Fund intends to engage in futures transactions and options thereon only for hedging purposes.

     When the Fund purchases futures contracts or a call option with respect thereto or writes a put option on a futures contract, an amount of cash, cash equivalents or liquid securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

     Foreign Exchange Transactions. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than 0.15% of one percent due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian bank will place cash or liquid equity or debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Manager. The Fund will not enter into a forward contract with a term of more than one year.


     The Fund is also authorized to purchase or sell listed or over-the-counter ("OTC") foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in United States dollars of an investment in a pound sterling-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of pounds for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the pound relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of pounds for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the pound to the dollar. The Manager believes that "straddles" of the type that may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.


     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.


     Risk Factors in Options and Futures Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the prices of futures contracts and movements in the price of the underlying security that is the subject of the hedge. If the price of the futures contract moves more or less than the price of the underlying security, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the underlying security that is the subject of the hedge.


     Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only OTC options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). In the case of a futures position or an option on a futures position written by the Fund in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the security underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.


     The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options of the same underlying security or currency (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.


OTHER INVESTMENT POLICIES AND PRACTICES


     Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.



     Lending of Portfolio Securities. Subject to investment restriction (5) below, the Fund may lend securities from its portfolio to approved borrowers and receive therefor collateral in cash or securities issued or guaranteed by the United States Government that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loaned premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans.

     Illiquid Securities. While the Fund will not purchase illiquid securities in an amount exceeding 15% of its total assets, the Fund may purchase, without regard to that limitation, securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Trustees continuously determines, based on the trading markets for the specific restricted security, that it is liquid. The Board of Trustees may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations.

     The Board of Trustees carefully monitors the Fund's investments in these securities purchased pursuant to Rule 144A, focusing on such factors, among others, as valuation, liquidity and availability of information. These investments in securities purchased pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares). The Fund may not:

          1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

          2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          3. Make investments for the purpose of exercising control or management.

          4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          6. Issue senior securities to the extent such issuance would violate applicable law.


          7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.



          8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.


          9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     The Fund has also adopted certain non-fundamental investment restrictions, which may be changed by the Trustees without approval by the shareholders. Under the non-fundamental investment restrictions, the Fund may not:


          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.



          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."



          c. Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Trustees of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (a "Rule 144A security") and determined to be liquid by the Fund's Board of Trustees are not subject to the limitations set forth in this investment restriction.



          d. Notwithstanding fundamental restriction (7) above, borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings are outstanding except to honor prior commitments and exercise subscription rights.

     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Fund, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions permitted pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order, the Fund is prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act of 1933 or are not municipal securities as defined in the Securities Exchange Act of 1934 in which such firms or any of its affiliates participate as an underwriter or dealer.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS


     Information about the Trustees and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is P.O. Box 9011, Princeton, New Jersey 08543-9011.



     ARTHUR ZEIKEL (65)--President and Trustee(1)(2)--President of the Manager (which term, as used herein, includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein, includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990.



     RONALD W. FORBES (57)--Trustee(2)--1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany, since 1989.



     CYNTHIA A. MONTGOMERY (45)--Trustee(2)--Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Corporation since 1990 and Director of Newell Co. since 1995.



     CHARLES C. REILLY (66)--Trustee(2)--9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania, from 1989 to 1990; Partner, Small Cities Cable Television since 1986.



     KEVIN A. RYAN (65)--Trustee(2)--127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder and current Director of The Boston University Center for the Advancement of Ethics and Character; Professor of Education at Boston University since 1982; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.



     RICHARD R. WEST (59)--Trustee(2)--Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, and Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding corporation), and Alexander's Inc. (real estate company).

     TERRY K. GLENN (57)--Executive Vice President(1)(2)--Executive Vice President of the Manager and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Merrill Lynch Funds Distributor Inc. (the "Distributor") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.



     NORMAN R. HARVEY (64)--Senior Vice President(1)(2)--Senior Vice President of the Manager and FAM since 1982; Senior Vice President of Princeton Services since 1993.



     DONALD C. BURKE (37)--Vice President(1)(2)--First Vice President of the Manager since 1997; Vice President and Director of Taxation of the Manager since 1990.



     WALTER D. ROGERS (54)--Vice President(1)--First Vice President of the Manager since 1997; Vice President of the Manager since 1987.



     GERALD M. RICHARD (48)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Manager and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981; Treasurer since 1984.



     THOMAS D. JONES, III (32)--Secretary(1)--Attorney with the Manager since 1992; Lawyer in private practice from 1990 to 1992.

---------------
(1) Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Trustee or officer is a director, trustee or officer of certain other investment companies for which the Manager or its affiliate, FAM, acts as investment adviser.


     As of November 1, 1997, the officers and Trustees of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co., and owned an aggregate of less than 1% of the outstanding shares of the Fund.



     Pursuant to the terms of the management agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees of all Trustees who are affiliated persons of ML & Co. or its subsidiaries. The Fund pays each Trustee not affiliated with the Manager (each a "non-affiliated Trustee") a fee of $2,000 per year plus $400 per meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all the non-affiliated Trustees with a fee of $900 per year; the Chairman of the Committee receives an additional annual fee of $1,000 per year. For the fiscal year ended July 31, 1997, fees and expenses paid to non-affiliated Trustees that were allocated to the Fund aggregated $19,698.



     The following table sets forth the compensation paid by the Fund to the non-affiliated Trustees for the fiscal year ended July 31, 1997 and the aggregate compensation paid by all investment companies advised by

MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-affiliated Trustees for the calendar year ended December 31, 1996.



                                                                                          TOTAL
                                                                                       COMPENSATION
                                                                                      FROM FUND AND
                                       AGGREGATE         PENSION OR RETIREMENT       MLAM/FAM ADVISED
                                      COMPENSATION        BENEFITS ACCRUED AS         FUNDS PAID TO
          NAME OF TRUSTEE              FROM FUND         PART OF FUND EXPENSES         TRUSTEES(1)
------------------------------------  ------------       ---------------------       ----------------
Ronald W. Forbes....................     $3,600                   None                   $142,500
Cynthia A. Montgomery...............     $3,600                   None                   $142,500
Charles C. Reilly...................     $4,600                   None                   $293,883
Kevin A. Ryan.......................     $3,600                   None                   $142,500
Richard R. West.....................     $3,600                   None                   $272,833


---------------


(1) The Trustees serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Forbes (28 registered investment companies consisting of 41 portfolios); Ms. Montgomery (28 registered investment companies consisting of 41 portfolios); Mr. Reilly (46 registered investment companies consisting of 59 portfolios); Mr. Ryan (28 registered investment companies consisting of 41 portfolios); and Mr. West (47 registered investment companies consisting of 69 portfolios).


MANAGEMENT AND ADVISORY ARRANGEMENTS

     Reference is made to "Management of the Fund--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

     Securities may be held by, or be appropriate investments for, other funds or investment advisory clients for which the Manager or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Manager for the Fund or other funds for which it acts as investment adviser or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


     The Fund has entered into a management agreement with the Manager (the "Management Agreement"). As discussed in the Prospectus, the Manager receives for its services to the Fund monthly compensation at the annual rate of 0.60% of the average daily net assets of the Fund. For the fiscal years ended July 31, 1995, 1996 and 1997, the total management fees paid by the Fund to the Manager aggregated $1,019,890, $1,007,894 and $1,056,060, respectively.


     The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are affiliated persons of the Manager or any of its subsidiaries. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholders reports and prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the custodian, any sub-custodian and transfer agent, expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of nonaffiliated Trustees; accounting and pricing costs (including the daily calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. As required by the Fund's distribution agreements, the Distributor will pay the promotional expenses of the Fund in connection with the offering of its shares. See "Purchase of Shares--Distribution Plans."



     The Manager is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. Similarly, the following entities may be considered "controlling persons" of MLAM U.K.: Merrill Lynch Europe Limited (MLAM U.K.'s parent), a subsidiary of ML International Holdings, a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.



     The Manager has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect, wholly-owned subsidiary of ML & Co. and an affiliate of the Manager, pursuant to which the Manager pays MLAM U.K. a fee for providing investment advisory services to the Manager with respect to the Fund in an amount to be determined from time to time by the Manager and MLAM U.K. but in no event in excess of the amount that the Manager actually receives for providing services to the Fund pursuant to the Management Agreement.


     Duration and Termination. Unless earlier terminated as described below, the Management Agreement will remain in effect from year to year if approved annually (a) by the Trustees or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of shareholders of the Fund.

                               PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.


     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

     The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by the Manager or an affiliate of the Manager, FAM. Funds advised by FAM or the Manager that use the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds."


     The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offerings of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of the shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES


     The gross sales charges for the sale of Class A shares for the fiscal year ended July 31, 1997 was $6,629, of which the Distributor received $384 and Merrill Lynch received $6,245. The gross sales charges for the sale of Class A shares for the fiscal year ended July 31, 1996 was $6,336, of which the Distributor received $390 and Merrill Lynch received $5,946. The gross sales charges for the sale of Class A shares for the fiscal year ended July 31, 1995 was $11,029, of which the Distributor received $628 and Merrill Lynch received $10,401. During the fiscal years ended July 31, 1995, 1996 and 1997, the Distributor received no Contingent Deferred Sales Charges ("CDSCs") with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver.



     The gross sales charges for the sale of Class D shares for the fiscal year ended July 31, 1997 was $20,997, of which the Distributor received $1,314 and Merrill Lynch received $19,683. The gross sales charges for the sale of Class D shares for the fiscal year ended July 31, 1996 was $16,845, of which the Distributor received $1,311 and Merrill Lynch received $15,534. The gross sales charges for the sale of Class D shares for the period October 21, 1994 (commencement of operations) to July 31, 1995 were $9,527, of which the Distributor received $673 and Merrill Lynch received $8,854. For the period October 21, 1994 (commencement of operations) to July 31, 1995 and for the fiscal years ended July 31, 1996 and 1997, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.



     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

REDUCED INITIAL SALES CHARGES

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at Merrill Lynch Financial Data Services, Inc., the Fund's transfer agent (the "Transfer Agent"). The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under the subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

     Merrill Lynch Blueprint(SM) Program. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group Individual Retirement Accounts ("IRAs") and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, $300.01 to $5,000 at 3.25% plus $3.00 and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are being offered at net asset value plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

     Class A and Class D shares are offered at net asset value, with a waiver of the front-end sales charge, to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from Employer Sponsored Retirement and Savings Plans (as defined below) whose Trustee and/or Plan Sponsor has entered into an IRA Rollover Program Service Agreement.

     Orders for purchases and redemptions of Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     TMA(SM) Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.


     Employee Access(SM) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.



     Purchase Privileges of Certain Persons. Trustees of the Fund, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co. includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.), and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.



     Class D shares of the Fund are offered at net asset value, without sales charge, to an investor who has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied. First, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis. Second, the investor must also establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.


     Class D shares of the Fund are offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: First, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of such shares of other mutual funds and that such shares have been outstanding for a period of no less than 6 months. Second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must have been maintained in the interim in cash or a money market fund.



     Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: First, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis. Second, such purchase of Class D shares must be made within 90 days after notice.


     Employees and directors wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

     Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Manager or FAM who purchased such closed-end fund shares prior to October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares if they are eligible Class A investors, Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D Shares. Second, the closed-end fund shares either must have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.


     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and
(iii) are liquid securities, the value of which is readily ascertainable, that are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).


     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.


     Fee-Based Investment Programs. Certain Merrill Lynch fee-based investment programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified. Termination of participation in a Program may result in the redemption of such shares or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in the Program's client agreement and from the Transfer Agent at (800) MER-FUND or (800) 637-3863.

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS

     Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

DISTRIBUTION PLANS

     Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Trustees"), shall be committed to the discretion of the Independent Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of each Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES


     The maximum sales charge rule in the National Association of Securities Dealers, Inc. ("NASD") Conduct Rules imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


     The following table sets forth comparative information as of July 31, 1997 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule, and with respect to Class B shares only the Distributor's voluntary maximum. The information shown is for the period November 25, 1987 (commencement of operations) to July 31, 1997, with respect to Class B shares and for the period October 21, 1994 (commencement of operations) to July 31, 1997, with respect to Class C shares.



                                                            DATA CALCULATED AS OF JULY 31, 1997 (IN THOUSANDS)
                                          ---------------------------------------------------------------------------------------
                                                                                  CLASS B
                                                                                                                        ANNUAL
                                                                                                                     DISTRIBUTION
                                                                 ALLOWABLE                 AMOUNTS                      FEE AT
                                          ELIGIBLE   AGGREGATE    INTEREST    MAXIMUM     PREVIOUSLY     AGGREGATE     CURRENT
                                            GROSS      SALES     ON UNPAID    AMOUNT       PAID TO        UNPAID      NET ASSET
                                          SALES(1)    CHARGES    BALANCE(2)   PAYABLE   DISTRIBUTOR(3)    BALANCE      LEVEL(4)
                                          ---------  ---------   ----------   -------   --------------   ---------   ------------
Under NASD Rule as Adopted.............    $401,936   $25,121     $ 12,581    $37,702      $ 19,567       $18,135        $701
Under Distributor's Voluntary Waiver...    $401,936   $25,121       $2,009    $27,130       $19,567        $7,563        $701



                                         CLASS C
                                                                                                                        ANNUAL
                                                                                                                     DISTRIBUTION
                                                      ALLOWABLE  ALLOWABLE                 AMOUNTS                      FEE AT
                                          ELIGIBLE    AGGREGATE   INTEREST    MAXIMUM     PREVIOUSLY     AGGREGATE     CURRENT
                                            GROSS      SALES     ON UNPAID    AMOUNT       PAID TO        UNPAID      NET ASSET
                                          SALES(1)    CHARGES    BALANCE(2)   PAYABLE   DISTRIBUTOR(3)    BALANCE      LEVEL(4)
                                         -----------  --------   ----------   -------   --------------   ---------   ------------
Under NASD Rule as Adopted............        $2,724     $170         $20       $190            $36           $154          $22


---------------

(1) Purchase price of all eligible Class B shares sold since November 25, 1987 (commencement of operations) and all eligible Class C shares sold since October 21, 1994 (commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege.

(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0% as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Funds Advisor ("MFA") program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA program. Of the distribution fee payments made prior to July 6, 1993 under a prior plan applicable to Class B shares at the 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule.

(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.

                              REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange is restricted as determined by the Commission or during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     The value of shares at the time of redemption may be more or less than the shareholder's costs, depending on the net asset value of such shares at such time.

DEFERRED SALES CHARGES--CLASS B AND CLASS C SHARES


     As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives-- Class B and Class C Shares," while Class B shares redeemed within four years of purchase or are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in certain instances, including in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies in the case of such withdrawal are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy), or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended July 31, 1995, 1996 and 1997, the Distributor received CDSCs of $139,714, $75,449 and $74,947, respectively, with respect to redemption of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs. Similarly, for the period October 21, 1994 (commencement of operations) to July 31, 1995 and for the fiscal year ended July 31, 1996 and 1997, the Distributor received CDSCs of $627, $2,429 and $1,310, respectively, with respect to redemption of Class C shares, all of which were paid to Merrill Lynch.


     Merrill Lynch Blueprint(SM) Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     The Manager is responsible for making the Fund's portfolio decisions, placing the Fund's brokerage business, evaluating the reasonableness of brokerage commissions and negotiating the amount of any commissions paid, subject to policy established by the Fund's Trustees and officers. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers, including Merrill Lynch. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, commissions, if any, size of the transaction and difficulty of execution. Where practicable, the Manager surveys a number of brokers and dealers in connection with proposed portfolio transactions and selects the broker or dealer that offers the Fund the best price and execution or other services that are of benefit to the Fund. Securities firms also may receive brokerage commissions on transactions including covered call options written by the Fund and the sale of underlying securities upon the exercise of such options. Consistent with the NASD Conduct Rules, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.



     The Fund does not use any particular broker or dealer, and brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement. If in the judgment of the Manager the Fund will be benefited by supplemental research services, the Manager is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information, and the Manager may use such information in servicing its other accounts. For the fiscal year ended July 31, 1997, the Fund did not acquire any securities of brokers or dealers that executed its portfolio transactions during that year.


     The Fund invests in certain securities traded in the over-the-counter market and, where possible, deals directly with the dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as the Fund's dealer in such transactions and may serve as its broker in over-the-counter transactions conducted on an agency basis.

     Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, Merrill Lynch may execute transactions for the Fund on the floor of any national securities exchange provided that prior authorization of such transactions is obtained and Merrill Lynch furnishes a statement to the Fund at least annually setting forth the compensation it has received in connection with such transactions.


     For the fiscal year ended July 31, 1995, the Fund paid total brokerage commissions of $327,592, of which $7,026 or 2.14% was paid to Merrill Lynch for effecting 2.20% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended July 31, 1996, the Fund paid total brokerage commissions of $146,599, of which $13,020 or 8.9% was paid to Merrill Lynch for effecting 8.0% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended July 31, 1997, the Fund paid total brokerage commissions of $82,194, of which $8,080 or 9.8% was paid to Merrill Lynch for effecting 9.9% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions.



     The Trustees of the Fund have considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the management fee paid by the Fund to the Manager. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.


                        DETERMINATION OF NET ASSET VALUE

     Reference is made to "Additional Information--Determination of Net Asset Value" in the Prospectus concerning the determination of net asset value.


     The net asset value of the shares of the Fund is determined once daily Monday through Friday as of 15 minutes after the close of business on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., New York time) on each day the NYSE is open. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers on the day of valuation. The net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Manager and the Distributor and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to the Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential among the classes.

     Portfolio securities that are securities traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Securities traded on a stock exchange and the OTC market will be valued according to the broadest and most representative market. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees as the primary market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including futures contracts and related options, are stated at market value.


     Where there is no market quotation on securities or options, fair market value will be determined in good faith by or under the direction of the Fund's Trustees. Such valuations and procedures will be reviewed periodically by the Trustees.

                              SHAREHOLDER SERVICES


     The Fund offers a number of shareholder services summarized below that are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch.


INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions.


     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he be issued certificates for his shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence.

AUTOMATIC INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly from the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. The Automatic Investment Plan is not available to shareholders participating in certain retirement plans. For investors who buy shares of the Fund through Blueprint, no minimum charge to the investors' bank account is required. Investors who maintain CMA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement plans) through the CMA(R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing or by telephone (1-800-MER-FUND) to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on the payment date.


     Shareholders may, at any time, notify Merrill Lynch in writing if the shareholder's account is maintained with Merrill Lynch or notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.



SYSTEMATIC WITHDRAWAL PLANS



     A shareholder may elect to make systematic withdrawals from an Investment Account of Class A, Class B, Class C or Class D shares in the form of payments by check or through automatic payment by direct deposit to such shareholder's bank account, on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.



     At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value determined as described herein on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in shares of the Fund. A shareholder's systematic withdrawal plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Fund's Transfer Agent or the Distributor. Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.



     Alternatively, a shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to a shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.



     With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B and Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C
Shares -- Contingent Deferred Sales Charges -- Class B Shares" and
"-- Contingent Deferred Sales Charges -- Class C Shares" in the prospectus. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares" in the prospectus; if an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.


RETIREMENT PLANS

     Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and in certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available on request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100 and the minimum subsequent purchase is $1. However, there is no minimum for purchases through Blueprint's systematic investment plans.

     Capital gains and income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plans.

EXCHANGE PRIVILEGE


     Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares will be exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period of the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund as more fully described below. Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with an aggregate net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for 15 days.


     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, dividend reinvestment Class A and Class D shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds with a reduced or without a sales charge.


     In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund Class B shares for two-and-a-half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Merrill Lynch Special Value Fund and receive cash. There will be no CDSC due on this redemption since by "tacking" the two-and-a-half year holding period of Fund Class B shares to the three-year holding period for the Merrill Lynch Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than five years.



     Shareholders also may exchange shares of the Fund into shares of a money market fund advised by the Manager or its affiliates but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund that were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively of any fund offering such shares, in which event the holding period for Class B or Class C shares of that fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund Class B shares for two-and-a-half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional two-and-a-half years, any subsequent redemption would incur a CDSC.


     Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.


     To exercise the exchange privilege, shareholders should contact their Merrill Lynch Financial Consultant who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data, in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

     Set forth below is total return information for Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.


                                                CLASS A SHARES                          CLASS B SHARES
                                     -------------------------------------   -------------------------------------
                                                            REDEEMABLE                              REDEEMABLE
                                         EXPRESSED          VALUE OF A           EXPRESSED          VALUE OF A
                                      AS A PERCENTAGE      HYPOTHETICAL       AS A PERCENTAGE      HYPOTHETICAL
                                        BASED ON A       $1,000 INVESTMENT      BASED ON A       $1,000 INVESTMENT
                                       HYPOTHETICAL         AT THE END         HYPOTHETICAL         AT THE END
              PERIOD                 $1,000 INVESTMENT     OF THE PERIOD     $1,000 INVESTMENT     OF THE PERIOD
-----------------------------------  -----------------   -----------------   -----------------   -----------------
                                                                                       AVERAGE ANNUAL TOTAL RETURN
                                                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended July 31, 1997.......         33.05%           $1,330.50              34.90%           $1,349.00
Five Years Ended July 31, 1997.....         14.86%           $1,999.30              14.91%           $2,003.50
Inception (November 29, 1988) to
  July 31, 1997....................         13.23%           $2,936.70
Inception (November 25, 1987) to
  July 31, 1997....................                                                 12.70%           $3,180.20

                                                CLASS A SHARES                          CLASS B SHARES
                                     -------------------------------------   -------------------------------------
                                                            REDEEMABLE                              REDEEMABLE
                                         EXPRESSED          VALUE OF A           EXPRESSED          VALUE OF A
                                      AS A PERCENTAGE      HYPOTHETICAL       AS A PERCENTAGE      HYPOTHETICAL
                                        BASED ON A       $1,000 INVESTMENT      BASED ON A       $1,000 INVESTMENT
                                       HYPOTHETICAL         AT THE END         HYPOTHETICAL         AT THE END
              PERIOD                 $1,000 INVESTMENT     OF THE PERIOD     $1,000 INVESTMENT     OF THE PERIOD
-----------------------------------  -----------------   -----------------   -----------------   -----------------
                                                                                               ANNUAL TOTAL RETURN
                                                                      (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended July 31,
1997...............................         40.42%           $1,404.20              38.90%           $1,389.00
1996...............................         16.98%           $1,169.80              15.89%           $1,158.90
1995...............................         14.04%           $1,140.40              12.82%           $1,128.20
1994...............................          2.38%           $1,023.80               1.30%           $1,013.00
1993...............................         10.03%           $1,100.30               8.90%           $1,089.00
1992...............................         11.96%           $1,119.60              10.85%           $1,108.50
1991...............................          6.25%           $1,062.50               5.14%           $1,051.40
1990...............................          1.20%           $1,012.00               0.15%           $1,001.50
1989...............................                                                 23.48%           $1,234.80
Inception (November 25, 1987) to
  July 31, 1988....................                                                 10.13%           $1,101.30
Inception (November 29, 1988) to
  July 31, 1989....................         22.02%           $1,220.20
                                                                                            AGGREGATE TOTAL RETURN
                                                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (November 29, 1988) to
  July 31, 1997....................         193.67    %  $      2,936.70
Inception (November 25, 1987) to
  July 31, 1997....................                                                 218.02    %  $      3,180.20



                                                CLASS C SHARES                          CLASS D SHARES
                                     -------------------------------------   -------------------------------------
                                                            REDEEMABLE                              REDEEMABLE
                                         EXPRESSED          VALUE OF A           EXPRESSED          VALUE OF A
                                      AS A PERCENTAGE      HYPOTHETICAL       AS A PERCENTAGE      HYPOTHETICAL
                                        BASED ON A       $1,000 INVESTMENT      BASED ON A       $1,000 INVESTMENT
                                       HYPOTHETICAL         AT THE END         HYPOTHETICAL         AT THE END
              PERIOD                 $1,000 INVESTMENT     OF THE PERIOD     $1,000 INVESTMENT     OF THE PERIOD
-----------------------------------  -----------------   -----------------   -----------------   -----------------
                                                                                       AVERAGE ANNUAL TOTAL RETURN
                                                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One year ended July 31, 1997.......         37.84%           $1,378.40              32.64%           $1,326.40
Inception (October 21, 1994) to
  July 31, 1997....................         24.11%           $1,821.20              22.71%           $1,764.70
                                                                                               ANNUAL TOTAL RETURN
                                                                      (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One year ended July 31, 1997.......         38.84%           $1,388.40              39.99%           $1,399.90
One year ended July 31, 1996.......         15.78%           $1,157.80              16.73%           $1,167.30
Inception (October 21, 1994) to
  July 31, 1995....................         13.30%           $1,133.00              13.98%           $1,139.80

                                                CLASS C SHARES                          CLASS D SHARES
                                     -------------------------------------   -------------------------------------
                                                            REDEEMABLE                              REDEEMABLE
                                         EXPRESSED          VALUE OF A           EXPRESSED          VALUE OF A
                                      AS A PERCENTAGE      HYPOTHETICAL       AS A PERCENTAGE      HYPOTHETICAL
                                        BASED ON A       $1,000 INVESTMENT      BASED ON A       $1,000 INVESTMENT
                                       HYPOTHETICAL         AT THE END         HYPOTHETICAL         AT THE END
              PERIOD                 $1,000 INVESTMENT     OF THE PERIOD     $1,000 INVESTMENT     OF THE PERIOD
-----------------------------------  -----------------   -----------------   -----------------   -----------------
                                                                                            AGGREGATE TOTAL RETURN
                                                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21, 1994) to
  July 31, 1997....................         82.12%           $1,821.20              76.47%           $1,764.70



     In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.


     From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance rating in advertisements or supplemental sales literature.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS


     The Fund intends to distribute all its net investment income, if any. Dividends from such net investment income will be paid quarterly. All net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year. See "Shareholder Services-- Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Determination of Net Asset Value."


TAXES


     The Fund intends to continue to elect to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.



     Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses, and including such gains from certain transactions in futures and options) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).



     Dividends and distributions are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains distributions. It is anticipated that IRS guidance permitting categories of gain and related rates to be passed through to shareholders would also require this written notice to designate the amounts of various categories of capital gain income in capital gain dividends. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction between the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission exemptive order permitting the issuance and sale of multiple classes of stock) that is based upon the gross income that is allocable to the Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.


     Ordinary income dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under the applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Pursuant to the Fund's investment objective, the Fund may invest in foreign securities. Foreign taxes may be paid by the Fund as a result of tax laws of countries in which the Fund may invest. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of Fund assets to be invested in various countries is not known. Because the Fund limits its investment in foreign securities, shareholders will not be entitled to claim foreign tax credits with respect to their share of foreign taxes paid by the Fund on income from investments of foreign securities held by the Fund.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding.

     The Fund may invest in high yield securities as described in the Prospectus. Furthermore, the Fund may also invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such high yield securities and/or nontraditional instruments could be recharacterized as taxable ordinary income.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares for Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent the sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its ordinary income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

     The Fund may purchase or sell options and futures. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss.



     Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's transactions in options and futures contracts. Under
Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures.



     Newly-enacted Code Section 1259 will require the recognition of gain (but not loss) if the Fund makes a "constructive sale" of an appreciated financial position (e.g., stock). The Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.



     One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income may be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an options or futures contract. Under recently enacted legislation, this requirement will no longer apply to the Fund after its fiscal year ending July 31, 1998.


SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.


     Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the United States Dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code
Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Dividends and capital gains distributions and gain on the sale or exchange of shares in the Fund may also be subject to state and local taxes.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

MASSACHUSETTS INCOME TAX

     Under present Massachusetts law, the Fund (but not its shareholders) is not subject to any Massachusetts income taxation during any fiscal year in which the Fund qualifies as a RIC. The Fund might be subject to Massachusetts income taxes for any taxable year in which it did not so qualify.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES


     The Declaration of Trust of the Fund permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, of different classes and to divide or combine the shares of each class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. At the date of this Statement of Additional Information, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Under the Declaration of Trust, the Trustees have the authority to issue separate classes of shares which would represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that expenses related to the distribution and account maintenance of the shares of a class may be borne solely by such class and a class may have exclusive voting rights with respect to matters relating to the distribution and account maintenance expenses being borne solely by such class. The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of shares. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders except for any expenses which may be attributable to only one class. Shares have no preemptive rights. The rights of redemption, conversion and exchange are described elsewhere herein and in the Prospectus. Shares are fully paid and non-assessable by the Fund.


     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Trustees (to the extent hereafter provided) and on other matters submitted to vote of shareholders except that shareholders of the class bearing distribution and account maintenance expenses as provided above shall have exclusive voting rights with respect to matters relating to such distribution and account maintenance expenses. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of the Trustees. The Declaration of Trust provides that a shareholders' meeting may be called for any reason at the request of 10% of the outstanding shares of the Fund or by a majority of the Trustees. Under the Investment Company Act, if ten or more shareholders apply to the Trustees in writing, the Trustees will be required to assist such shareholders in communicating with other shareholders to obtain the necessary signatures to request a shareholders' meeting so long as the requirements of Section 16(c) are met. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the

Trustees of the Fund, in which event the holders of the remaining shares are unable to elect any person as a Trustee. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund.

     The Manager provided the initial capital for the Fund by purchasing 10,000 shares of the Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. The organizational expenses of the Fund were paid by the Fund and were amortized over a period not exceeding five years. The proceeds realized by the Manager upon the redemption of any of the shares initially purchased by it during such five year period, if any, were reduced by the proportional amount of the unamortized organizational expenses which the number of such initial shares being redeemed bears to the number of shares initially purchased.

COMPUTATION OF OFFERING PRICE PER SHARE


     The offering price for Class A, Class B, Class C and Class D shares of the Fund, based on the value of the Fund's net assets and number of shares outstanding as of July 31, 1997, is calculated as set forth below.



                                            CLASS A        CLASS B       CLASS C        CLASS D
                                          -----------    -----------    ----------    -----------
    Net Assets.........................   $28,940,112    $93,509,060    $3,024,553    $74,577,248
                                           ==========     ==========     =========     ==========
    Number of Shares Outstanding.......     1,903,208      6,145,233       200,133      4,905,708
                                           ==========     ==========     =========     ==========
    Net Asset Value Per Share (net
      assets divided by number of
      shares outstanding)..............   $     15.21    $     15.22    $    15.11    $     15.20
    Sales Charge* (for Class A and
      Class D shares: 5.25% of offering
      price, 5.54% of net asset value
      per share).......................          0.84             **            **           0.84
                                          -----------    -----------    ----------    -----------
    Offering Price.....................   $     16.05    $     15.22    $    15.11    $     16.04
                                           ==========     ==========     =========     ==========


---------------
 *Rounded to nearest one-hundredth of one percent; assumes maximum sales charge is applicable.

**Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" in the Prospectus and "Redemption of Shares -- Deferred Sales Charges -- Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the shareholders of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     State Street Bank and Trust Company, One Heritage Drive, P2N, North Quincy, Massachusetts 02171, acts as the Custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

     Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, New York 10022, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on July 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act, to which reference is hereby made.


     To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's share on November 1, 1997.


     Under a separate agreement, Merrill Lynch has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.

     The Declaration of Trust establishing the Fund, dated as of May 14, 1987, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Strategic Dividend Fund" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim of said Fund but the "Trust Property" only shall be liable.

INDEPENDENT AUDITORS' REPORT
The Board of Trustees and Shareholders,
Merrill Lynch Strategic Dividend Fund:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Strategic Dividend Fund as of July 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Strategic Dividend Fund as of July 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

September 5, 1997

SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)

                                    Shares                                                                 Value    Percent of
EUROPE       Industries              Held                  Common Stocks                     Cost        (Note 1a)  Net Assets
Netherlands  Oil--International     67,200    Royal Dutch Petroleum PLC (NY
                                              Registered Shares)                       $    982,387     $  3,759,000    1.8%

                                              Total Investments in the
                                              Netherlands                                   982,387        3,759,000    1.8

Spain        Oil & Gas Producers    25,000    Repsol S.A. (ADR)*                            798,632        1,006,250    0.5

                                              Total Investments in Spain                    798,632        1,006,250    0.5

United       Oil--International     38,336    British Petroleum Co. PLC (ADR)*            1,696,341        3,160,324    1.6
Kingdom
                                              Total Investments in the United
                                              Kingdom                                     1,696,341        3,160,324    1.6

                                              Total Investments in Europe                 3,477,360        7,925,574    3.9

LATIN
AMERICA

Brazil       Banks                  49,400  ++Uniao de Bancos Brasileiros S.A.
                                              (Unibanco) (GDR)**                          1,667,250        1,988,350    1.0
                                              Total Investments in Latin America          1,667,250        1,988,350    1.0

NORTH
AMERICA
United       Aerospace & Defense    40,000    Northrop Grumman Corp.                      1,435,900        4,605,000    2.3
States                              28,000    Rockwell International Corp.                1,565,072        1,837,500    0.9
                                    60,000    TRW Inc.                                    1,663,737        3,510,000    1.8
                                                                                       ------------     ------------  ------
                                                                                          4,664,709        9,952,500    5.0

             Automobiles            85,000    Ford Motor Company                          2,416,975        3,474,375    1.7
                                    50,000    General Motors Corp.                        2,421,750        3,093,750    1.6
                                                                                       ------------     ------------  ------
                                                                                          4,838,725        6,568,125    3.3

             Automotive             72,000    Arvin Industries, Inc.                      1,656,934        2,506,500    1.2
             Equipment              60,000    Dana Corp.                                  1,649,850        2,726,250    1.4
                                                                                       ------------     ------------  ------
                                                                                          3,306,784        5,232,750    2.6

             Banks                  20,000    Bankers Trust New York Corp.                1,418,062        2,023,750    1.0
                                    40,000    Barnett Banks, Inc.                         1,002,350        2,277,500    1.1
                                    74,000    CoreStates Financial Corp.                  2,584,813        4,564,875    2.3
                                    46,000    First Commerce Corp.                        1,587,910        2,415,000    1.2
                                    10,000    J.P. Morgan & Co., Inc.                       897,556        1,158,750    0.6
                                    46,000    Mellon Bank Corp.                             990,205        2,320,125    1.2
                                    23,000    Mercantile Bancorp.                         1,002,055        1,622,938    0.8
                                                                                       ------------     ------------  ------
                                                                                          9,482,951       16,382,938    8.2

             Capital Goods          40,000    General Electric Co.                          966,225        2,807,500    1.4
                                    28,000    Minnesota Mining & Manufacturing Co.        1,608,098        2,653,000    1.3
                                    25,000    Ogden Corporation                             526,750          525,000    0.3
                                                                                       ------------     ------------  ------
                                                                                          3,101,073        5,985,500    3.0

             Chemicals              23,000    The Dow Chemical Co.                        1,369,880        2,185,000    1.1
                                    61,400    E.I. du Pont de Nemours & Co.               2,060,442        4,109,963    2.0
                                                                                       ------------     ------------  ------
                                                                                          3,430,322        6,294,963    3.1

             Cosmetics              17,000    Avon Products, Inc.                           506,260        1,233,563    0.6

             Drugs                  40,000    American Home Products Corp.                2,125,575        3,297,500    1.6
                                    55,000    Bristol-Myers Squibb Co.                    1,255,753        4,314,062    2.2
                                    35,000    Eli Lilly & Co.                               951,993        3,955,000    2.0
                                                                                       ------------     ------------  ------
                                                                                          4,333,321       11,566,562    5.8

             Engineering &          37,000    Foster Wheeler Corp.                        1,380,470        1,641,875    0.8
             Construction

                           Merrill Lynch Strategic Dividend Fund, July 31, 1997


SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)

NORTH AMERICA                       Shares                                                                 Value    Percent of
(concluded)  Industries              Held                  Common Stocks                     Cost        (Note 1a)  Net Assets
United       Financial Services     35,000    Beneficial Corp.                         $  1,352,468     $  2,537,500    1.3%
States                              30,000    PaineWebber Group Inc.                        713,100        1,200,000    0.6
(concluded)                                                                            ------------     ------------  ------
                                                                                          2,065,568        3,737,500    1.9

             Forest Products        60,000    Weyerhaeuser Co.                            2,666,100        3,735,000    1.9

             Household Products     12,000    The Clorox Co.                                728,490        1,675,500    0.8

             Industrial--           38,000    Cooper Industries, Inc.                     2,036,029        2,111,375    1.1
             Consumer Goods

             Insurance              95,000    American General Corp.                      1,961,793        5,058,750    2.5
                                    30,000    Lincoln National Corp.                      1,275,150        2,133,750    1.1
                                   110,000    Ohio Casualty Corp.                         3,512,187        5,101,250    2.5
                                                                                       ------------     ------------  ------
                                                                                          6,749,130       12,293,750    6.1

             Machinery             106,200    The Manitowoc Company, Inc.                 1,306,732        4,088,700    2.0

             Merchandising          50,000    J.C. Penney Company Inc.                    2,315,950        2,925,000    1.5
                                    29,000    May Department Stores Co.                   1,140,994        1,620,375    0.8
                                                                                       ------------     ------------  ------
                                                                                          3,456,944        4,545,375    2.3

             Metals                 55,000    Carpenter Technology Corp.                  1,747,599        2,612,500    1.3

             Oil--Domestic          28,000    Atlantic Richfield Co.                      1,584,596        2,094,750    1.1
                                    90,000    Occidental Petroleum Corp.                  2,323,525        2,255,625    1.1
                                    62,000    Phillips Petroleum Co.                      2,146,570        2,855,875    1.4
                                    50,000    Ultramar Corp.                              1,578,500        1,662,500    0.8
                                                                                       ------------     ------------  ------
                                                                                          7,633,191        8,868,750    4.4

             Oil--International     40,000    Exxon Corp.                                 1,189,846        2,570,000    1.3
                                    40,000    Mobil Corp.                                   915,150        3,060,000    1.5
                                    30,000    Texaco Inc.                                 1,407,728        3,481,875    1.8
                                                                                       ------------     ------------  ------
                                                                                          3,512,724        9,111,875    4.6

             Photography            40,000    Eastman Kodak Co.                           1,624,689        2,680,000    1.3

             Real Estate            38,000    Apartment Investment & Management
             Investment Trusts                Co. (Class A)                               1,201,028        1,216,000    0.6
                                    40,000    Avalon Properties, Inc.                       830,602        1,105,000    0.6
                                    35,000    Essex Property Trust, Inc.                    854,486        1,148,437    0.6
                                    60,000    Patriot American Hospitality Inc.             788,310        1,496,275    0.7
                                                                                       ------------     ------------  ------
                                                                                          3,674,426        4,965,712    2.5

             Telecommunications     30,000    Harris Corporation                          2,600,982        2,606,250    1.3

             Utilities--Electric    85,000    American Electric Power Co., Inc.           2,682,600        3,803,750    1.9
                                   106,000    Boston Edison Company                       2,656,360        2,981,250    1.5
                                   126,000    Consolidated Edison Co. of New
                                              York, Inc.                                  3,559,500        3,984,750    2.0
                                   105,000    Edison International, Inc.                  1,759,425        2,651,250    1.3
                                   100,000    Houston Industries Inc.                     1,934,250        2,093,750    1.1
                                    50,000    Long Island Lighting Co.                    1,120,500        1,228,125    0.6
                                    60,000    Northern States Power Co.                   2,613,600        3,082,500    1.5


                                    66,000    Public Service Co. of Colorado              2,137,905        2,747,250    1.4
                                   100,000    Wisconsin Energy Corp.                      2,593,500        2,556,250    1.3
                                                                                       ------------     ------------  ------
                                                                                         21,057,640       25,128,875   12.6

             Utilities--Gas &      149,000    AGL Resources, Inc.                         2,790,407        3,119,687    1.6
             Gas Pipeline           40,000    Consolidated Natural Gas Co.                1,805,775        2,315,000    1.2
                                    15,000    KN Energy, Inc.                               607,105          630,000    0.3
                                    50,000    Sonat Inc.                                    882,073        2,493,750    1.2
                                                                                       ------------     ------------  ------
                                                                                          6,085,360        8,558,437    4.3

             Utilities--            40,000    GTE Corp.                                   1,429,930        1,860,000    0.9
             Telecommunications     60,000    NYNEX Corp.                                 2,299,200        3,326,250    1.7
                                    90,000    Southern New England Telecommuni-
                                              cations Corp.                               3,095,355        3,577,500    1.8
                                    55,000    U S West Communications Group, Inc.         1,852,675        2,010,937    1.0
                                                                                       ------------     ------------  ------
                                                                                          8,677,160       10,774,687    5.4

             Utilities--Water       76,000    American Water Works Co., Inc.              1,429,750        1,648,250    0.8

                                              Total Investments in North America        112,097,129      174,001,312   87.0

                                              Total Common Stocks                       117,241,739      183,915,236   91.9

                                   Face
                                  Amount                Short-Term Securities

             Repurchase         $5,816,000    UBS Securities Inc., purchased
             Agreements***                    on 7/31/1997 to yield 5.75% to
                                              8/01/1997                                   5,816,000        5,816,000    2.9

             US Government       5,000,000    Federal Home Loan Mortgage Corp.,
             Agency                           5.39% due 8/05/1997                         4,996,257        4,996,257    2.5
             Obligations****

                                              Total Short-Term Securities                10,812,257       10,812,257    5.4

             Total Investments                                                         $128,053,996      194,727,493   97.3
                                                                                       ============
             Other Assets Less Liabilities                                                                 5,323,480    2.7
                                                                                                        ------------  ------
             Net Assets                                                                                 $200,050,973  100.0%
                                                                                                        ============  ======

            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Repurchase Agreements are fully collateralized by US Government &
             Agency Obligations.
         ****US Government Agency Obligations are traded on a discount basis;
             the interest rate shown is the discount rate paid at the time of purchase by the Fund.
           ++Non-income producing security.

             See Notes to Financial Statements.

                           Merrill Lynch Strategic Dividend Fund, July 31, 1997


STATEMENT OF ASSETS AND LIABILITIES

                    As of July 31, 1997
Assets:             Investments, at value (identified cost--$128,053,996) (Note 1a)                         $194,727,493
                    Receivables:
                      Securities sold                                                      $ 12,737,387
                      Dividends                                                                 462,154
                      Beneficial interest sold                                                  280,187       13,479,728
                                                                                           ------------
                    Prepaid registration and other assets (Note 1f)                                               49,925
                                                                                                            ------------
                    Total assets                                                                             208,257,146
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    7,369,689
                      Beneficial interest redeemed                                              449,636
                      Investment adviser (Note 2)                                                99,617
                      Distributor (Note 2)                                                       97,948        8,016,890
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       189,283
                                                                                                            ------------
                    Total liabilities                                                                          8,206,173
                                                                                                            ------------

Net Assets:         Net assets                                                                              $200,050,973
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                   $    190,321
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        614,523
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                         20,013
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        490,571
                    Paid-in capital in excess of par                                                         120,086,393
                    Undistributed investment income--net                                                         379,522
                    Undistributed realized capital gains on investments--net                                  11,596,133
                    Unrealized appreciation on investments--net                                               66,673,497
                                                                                                            ------------
                    Net assets                                                                              $200,050,973
                                                                                                            ============

Net Asset           Class A--Based on net assets of $28,940,112 and 1,903,208
Value:                       shares of beneficial interest outstanding                                      $      15.21
                                                                                                            ============
                    Class B--Based on net assets of $93,509,060 and 6,145,233
                             shares of beneficial interest outstanding                                      $      15.22
                                                                                                            ============
                    Class C--Based on net assets of $3,024,553 and 200,133
                             shares of beneficial interest outstanding                                      $      15.11
                                                                                                            ============
                    Class D--Based on net assets of $74,577,248 and 4,905,708
                             shares of beneficial interest outstanding                                      $      15.20
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Year Ended July 31, 1997
Investment          Dividends (net of $35,053 foreign withholding tax)                                      $  6,198,512
Income              Interest and discount earned                                                                 495,021
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                               6,693,533
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $  1,056,060
                    Account maintenance and distribution fees--Class B (Note 2)                 965,768
                    Transfer agent fees--Class B (Note 2)                                       171,034
                    Account maintenance fees--Class D (Note 2)                                  137,032
                    Printing and shareholder reports                                            100,652
                    Transfer agent fees--Class D (Note 2)                                        79,117
                    Registration fees (Note 1f)                                                  72,218
                    Professional fees                                                            56,617
                    Transfer agent fees--Class A (Note 2)                                        31,713
                    Account maintenance and distribution fees--Class C (Note 2)                  24,804
                    Custodian fees                                                               21,251
                    Trustees' fees and expenses                                                  19,698
                    Accounting services (Note 2)                                                  9,157
                    Transfer agent fees--Class C (Note 2)                                         4,588
                    Pricing fees                                                                    290
                    Other                                                                         6,730
                                                                                           ------------
                    Total expenses                                                                             2,756,729
                                                                                                            ------------
                    Investment income--net                                                                     3,936,804
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                         13,476,208
Unrealized Gain on  Change in unrealized appreciation on investments--net                                     41,809,369
Investments--Net                                                                                            ------------
(Notes 1b, 1c,
1e & 3):            Net Increase in Net Assets Resulting from Operations                                    $ 59,222,381
                                                                                                            ============

                    See Notes to Financial Statements.

                           Merrill Lynch Strategic Dividend Fund, July 31, 1997

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Year Ended July 31,
                    Increase (Decrease) in Net Assets:                                         1997             1996
Operations:         Investment income--net                                                 $  3,936,804     $  3,835,631
                    Realized gain on investments and foreign currency transactions
                    --net                                                                    13,476,208       19,882,622
                    Change in unrealized appreciation/depreciation on investments--net       41,809,369        1,345,776
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     59,222,381       25,064,029
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (633,917)        (535,935)
Shareholders          Class B                                                                (1,785,749)      (1,991,833)
(Note 1g):            Class C                                                                   (46,527)         (30,000)
                      Class D                                                                (1,455,366)        (921,650)
                    Realized gain on investments--net:
                      Class A                                                                (1,974,335)      (2,003,328)
                      Class B                                                               (10,210,077)     (13,717,932)
                      Class C                                                                  (237,095)        (122,417)
                      Class D                                                                (5,178,309)      (2,210,481)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (21,521,375)     (21,533,576)
                                                                                           ------------     ------------

Beneficial Interest Net increase (decrease) in net assets derived from beneficial
Transactions        interest transactions                                                     1,139,438       (6,726,944)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  38,840,444       (3,196,491)
                    Beginning of year                                                       161,210,529      164,407,020
                                                                                           ------------     ------------
                    End of year*                                                           $200,050,973     $161,210,529
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    379,522     $    364,277
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have
                    been derived from information provided in                               Class A
                    the financial statements.
                                                                                  For the Year Ended July 31,
                    Increase (Decrease) in Net Asset Value:             1997++     1996++     1995      1994       1993
Per Share           Net asset value, beginning of year                $  12.43   $  12.24  $  12.78  $  13.60   $  12.79
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .38        .38       .39       .41        .44
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions
                    --net                                                 4.17       1.55      1.10      (.12)       .81
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      4.55       1.93      1.49       .29       1.25
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.39)      (.36)     (.42)     (.46)      (.44)
                      Realized gain on investments--net                  (1.38)     (1.38)    (1.61)     (.65)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.77)     (1.74)    (2.03)    (1.11)      (.44)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  15.21   $  12.43  $  12.24  $  12.78   $  13.60
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  40.42%     16.98%    14.04%     2.38%     10.03%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .90%      1.04%     1.05%      .85%       .81%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               2.87%      3.04%     3.39%     3.42%      3.38%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 28,940   $ 18,106  $ 18,687  $ 21,854   $ 34,228
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  14.29%     26.42%    52.69%    22.75%     25.23%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++                  $  .0619   $  .0576        --        --         --
                                                                      ========   ========  ========  ========   ========

               *Total investment returns exclude the effects of sales loads.

              ++Based on average shares outstanding during the year.

            ++++For fiscal years beginning on or after September 1, 1995, the
                Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                See Notes to Financial Statements.

                           Merrill Lynch Strategic Dividend Fund, July 31, 1997

FINANCIAL HIGHLIGHTS (concluded)

                    The following per share data and ratios have
                    been derived from information provided in                               Class B
                    the financial statements.
                                                                                  For the Year Ended July 31,
                    Increase (Decrease) in Net Asset Value:           1997++++   1996++++     1995      1994       1993
Per Share           Net asset value, beginning of year                $  12.44   $  12.23  $  12.77  $  13.59   $  12.78
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .25        .26       .29       .33        .31
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions
                    --net                                                 4.16       1.55      1.07      (.18)       .81
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      4.41       1.81      1.36       .15       1.12
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.25)      (.22)     (.29)     (.32)      (.31)
                      Realized gain on investments--net                  (1.38)     (1.38)    (1.61)     (.65)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.63)     (1.60)    (1.90)     (.97)      (.31)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  15.22   $  12.44  $  12.23  $  12.77   $  13.59
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  38.90%     15.89%    12.82%     1.30%      8.90%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.94%      2.08%     2.09%     1.88%      1.84%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               1.89%      2.06%     2.36%     2.39%      2.37%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 93,509   $ 96,461  $130,921  $167,889   $227,089
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  14.29%     26.42%    52.69%    22.75%     25.23%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0619   $  .0576        --        --         --
                                                                      ========   ========  ========  ========   ========

                                                                 Class C                            Class D

                    The following per share data and
                    ratios have been derived from                           For the                             For the
                    information provided in the                             Period                              Period
                    financial statements.                                   Oct. 21,                            Oct. 21,
                                                       For the Year        1994++ to        For the Year       1994++ to
                    Increase (Decrease) in Net         Ended July 31,      July 31,         Ended July 31,      July 31,
                    Asset Value:                   1997++++     1996++++     1995       1997++++    1996++++      1995
Per Share           Net asset value, beginning
Operating           of period                     $  12.37     $  12.20    $  11.84    $  12.43    $  12.24     $  11.85
Performance:                                      --------     --------    --------    --------    --------     --------
                    Investment income--net             .24          .24         .21         .35         .34          .26
                    Realized and unrealized
                    gain on investments and
                    foreign currency
                    transactions--net                 4.13         1.55        1.21        4.16        1.57         1.23
                                                  --------     --------    --------    --------    --------     --------
                    Total from investment
                    operations                        4.37         1.79        1.42        4.51        1.91         1.49
                                                  --------     --------    --------    --------    --------     --------
                    Less dividends and
                    distributions:
                      Investment income--net          (.25)        (.24)       (.25)       (.36)       (.34)        (.29)
                      Realized gain on
                      investments--net               (1.38)       (1.38)       (.81)      (1.38)      (1.38)        (.81)
                                                  --------     --------    --------    --------    --------     --------
                    Total dividends and
                    distributions                    (1.63)       (1.62)      (1.06)      (1.74)      (1.72)       (1.10)
                                                  --------     --------    --------    --------    --------     --------
                    Net asset value, end of
                    period                        $  15.11     $  12.37    $  12.20    $  15.20    $  12.43     $  12.24
                                                  ========     ========    ========    ========    ========     ========

Total Investment    Based on net asset value
Return:**           per share                       38.84%       15.78%      13.30%+++   39.99%      16.73%       13.98%+++
                                                  ========     ========    ========    ========    ========     ========

Ratios to Average   Expenses                         1.95%        2.08%       2.19%*      1.15%       1.28%        1.38%*
Net Assets:                                       ========     ========    ========    ========    ========     ========
                    Investment income--net           1.83%        1.91%       1.94%*      2.62%       2.62%        2.93%*
                                                  ========     ========    ========    ========    ========     ========

Supplemental        Net assets, end of period
Data:               (in thousands)                $  3,025     $  1,953    $    811    $ 74,577    $ 44,691     $ 13,988
                                                  ========     ========    ========    ========    ========     ========
                    Portfolio turnover              14.29%       26.42%      52.69%      14.29%      26.42%       52.69%
                                                  ========     ========    ========    ========    ========     ========
                    Average commission rate
                    paid++++++                    $  .0619     $  .0576          --    $  .0619    $  .0576           --
                                                  ========     ========    ========    ========    ========     ========



            *Annualized.

           **Total investment returns exclude the effects of sales loads.

          +++Aggregate total investment return.

           ++Commencement of Operations.

         ++++Based on average shares outstanding during the year.

       ++++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

             See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Strategic Dividend Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote upon any material changes to Class D account maintenance and distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which

                             Merril Lynch Strategic Dividend Fund, July 31, 1997
approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's
Board of Trustees.



(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its tax-able income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account      Distribution
                                       Maintenance Fee     Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                        MLFD          MLPF&S

Class A                                $  384        $ 6,245
Class D                                $1,314        $19,683

For the year ended July 31, 1997, MLPF&S received contingent deferred sales charges ("CDSCs") of $125,517 and $1,310 relating to transactions in Class B and Class C Shares, respectively. This figure may include CDSCs, which are contingent obligations that arise when a shareholder's shares are redeemed prior to the expiration of the applicable CDSC period and the proceeds are reinvested, without the imposition of a sales charge, in Class A Shares in conjunction with such shareholder's participation in the Merrill Lynch Mutual Funds Advisor ("MFA") program. The CDSC is booked as a contingent obligation that declines over a two-year period and is not payable unless the shareholder terminates participation in the MFA program.

In addition, MLPF&S received $8,080 in commissions on the execution of portfolio security transactions for the Fund for the year ended July 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1997 were $23,710,108 and $47,594,076, respectively.

Net realized and unrealized gains as of July 31, 1997 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $13,476,206    $66,673,497
Short-term investments                      2             --
                                  -----------    -----------
Total                             $13,476,208    $66,673,497
                                  ===========    ===========

As of July 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $66,673,497, of which $66,780,397 related to appreciated securities and $106,900 related to depreciated securities. At July 31,1997, the aggregate cost of investments for Federal income tax purposes was $128,053,996.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $1,139,438 and $(6,726,944) for the years ended July 31, 1997 and July 31, 1996, respectively.

                             Merril Lynch Strategic Dividend Fund, July 31, 1997


NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                                 Dollar
Ended July 31, 1997                           Shares        Amount

Shares sold                                   738,877   $  9,839,082
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 174,588      2,156,968
                                         ------------   ------------
Total issued                                  913,465     11,996,050
Shares redeemed                              (466,533)    (6,214,661)
                                         ------------   ------------
Net increase                                  446,932   $  5,781,389
                                         ============   ============


Class A Shares for the Year                                 Dollar
Ended July 31, 1996                           Shares        Amount

Shares sold                                   180,887   $  2,269,224
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 178,596      2,119,723
                                         ------------   ------------
Total issued                                  359,483      4,388,947
Shares redeemed                              (430,082)    (5,371,607)
                                         ------------   ------------
Net decrease                                  (70,599)  $   (982,660)
                                         ============   ============


Class B Shares for the Year                                 Dollar
Ended July 31, 1997                           Shares        Amount

Shares sold                                 1,152,569   $ 15,222,749
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 780,725      9,588,807
                                         ------------   ------------
Total issued                                1,933,294     24,811,556
Automatic conversion of shares             (1,502,518)   (20,727,653)
Shares redeemed                            (2,041,893)   (27,000,714)
                                         ------------   ------------
Net decrease                               (1,611,117)  $(22,916,811)
                                         ============   ============


Class B Shares for the Year                                 Dollar
Ended July 31, 1996                           Shares        Amount

Shares sold                                 1,123,504   $ 14,059,381
Shares issued to shareholders in
reinvestment of dividends and
distributions                               1,073,934     12,682,001
                                         ------------   ------------
Total issued                                2,197,438     26,741,382
Automatic conversion of shares             (2,767,942)   (34,512,602)
Shares redeemed                            (2,374,171)   (29,558,902)
                                         ------------   ------------
Net decrease                               (2,944,675)  $(37,330,122)
                                         ============   ============


Class C Shares for the Year                                 Dollar
Ended July 31, 1997                           Shares        Amount

Shares sold                                   168,820   $  2,194,913
Shares issued to shareholders in
reinvestment of dividends and
distributions                                  16,466        201,175
                                         ------------   ------------
Total issued                                  185,286      2,396,088
Shares redeemed                              (143,105)    (1,879,385)
                                         ------------   ------------
Net increase                                   42,181   $    516,703
                                         ============   ============


Class C Shares for the Year                                 Dollar
Ended July 31, 1996                           Shares        Amount

Shares sold                                   145,930   $  1,818,959
Shares issued to shareholders in
reinvestment of dividends and
distributions                                   9,105        107,703
                                         ------------   ------------
Total issued                                  155,035      1,926,662
Shares redeemed                               (63,574)      (801,102)
                                         ------------   ------------
Net increase                                   91,461   $  1,125,560
                                         ============   ============



Class D Shares for the Year                                 Dollar
Ended July 31, 1997                           Shares        Amount

Shares sold                                   148,779   $  1,971,059
Automatic conversion of shares              1,502,850     20,727,653
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 436,926      5,386,950
                                         ------------   ------------
Total issued                                2,088,555     28,085,662
Shares redeemed                              (778,090)   (10,327,505)
                                         ------------   ------------
Net increase                                1,310,465   $ 17,758,157
                                         ============   ============



Class D Shares for the Year                                 Dollar
Ended July 31, 1996                           Shares        Amount

Shares sold                                   512,946   $  6,437,453
Automatic conversion of shares              2,765,284     34,512,602
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 214,959      2,586,011
                                         ------------   ------------
Total issued                                3,493,189     43,536,066
Shares redeemed                            (1,040,583)   (13,075,788)
                                         ------------   ------------
Net increase                                2,452,606   $ 30,460,278
                                         ============   ============

------

                               TABLE OF CONTENTS


                                      PAGE
                                      ----
Investment Objective and Policies...    2
Management of the Fund..............    9
Purchase of Shares..................   12
  Initial Sales Charge
     Alternatives-- Class A and
     Class D Shares.................   13
  Reduced Initial Sales Charges.....   14
  Distribution Plans................   18
  Limitations on the Payment of
     Deferred Sales Charges.........   18
Redemption of Shares................   20
  Deferred Sales Charges--Class B
     and Class C Shares.............   20
Portfolio Transactions and
  Brokerage.........................   21
Determination of Net Asset Value....   22
Shareholder Services................   23
Performance Data....................   28
Dividends, Distributions and
  Taxes.............................   30
General Information.................   34
  Description of Shares.............   34
  Computation of Offering Price Per
     Share..........................   35
  Independent Auditors..............   35
  Custodian.........................   35
  Transfer Agent....................   36
  Legal Counsel.....................   36
  Reports to Shareholders...........   36
  Additional Information............   36
Independent Auditors' Report........   37
Financial Statements................   38
                          Code #10560-1197


    [MERRILL LYNCH LOGO]

    MERRILL LYNCH
    STRATEGIC DIVIDEND FUND

    STATEMENT OF                                                  mlynch compass
    ADDITIONAL
    INFORMATION
    November 17, 1997
    Distributor:
    Merrill Lynch
    Funds Distributor, Inc.

                   APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission File due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                              LOCATION OF GRAPHIC
  GRAPHIC OR IMDATE                                  OR IMAGE IN TEST
----------------------                              -------------------
Compass plate, circular                         Back cover of Prospectus and
graph paper and Merrill Lynch                   back cover of Statement of
logo including stylized market                  Additional Information
bull.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS:
         Contained in Part A:

              Financial Highlights for each of the years in the nine-year period ended July 31, 1997, and for the period November 25, 1987 (commencement of operations) to July 31, 1988.

         Contained in Part B:

              Schedule of Investments, as of July 31, 1997.


              Statement of Assets and Liabilities, as of July 31, 1997.


              Statement of Operations for the year ended July 31, 1997.


              Statements of Changes in Net Assets for each of the years in the two-year period ended July 31, 1997 and 1996.


              Financial Highlights for each of the years in the five-year period ended July 31, 1997.


     (b) EXHIBITS:


EXHIBIT
NUMBER                                            DESCRIPTION
------         ---------------------------------------------------------------------------------
   1(a)     -- Declaration of Trust of the Registrant.(a)
    (b)     -- Amendment to Declaration of Trust of Registrant dated July 14, 1987.(b)
    (c)     -- Instrument establishing Class A shares and Class B shares of Registrant.(c)
    (d)     -- Certificate of Amendment to Declaration of Trust and Establishment and
               Designation of Class C and D shares, dated October 19, 1994.(h)
   2(a)     -- By-Laws of Registrant.(i)
    (b)     -- Amended By-laws of Registrant.(j)
   3        -- None.
   4(a)     -- Instruments Defining Rights of Shareholders. Incorporated by reference to
               Exhibits 1 and 2 above.
   5(a)     -- Management Agreement between Registrant and Merrill Lynch Asset Management,
               Inc.(b)
    (b)     -- Sub-Advisory Agreement between Merrill Lynch Asset Management, L.P. and Merrill
               Lynch Asset Management U.K. Limited.
   6(a)     -- Class A Distribution Agreement between Registrant and Merrill Lynch Funds
               Distributor, Inc.(f)
    (b)     -- Class B Distribution Agreement between Registrant and Merrill Lynch Funds
               Distributor, Inc.(a)
    (c)     -- Class C Distribution Agreement between Registrant and Merrill Lynch Funds
               Distributor, Inc.(f)
    (d)     -- Class D Distribution Agreement between Registrant and Merrill Lynch Funds
               Distributor, Inc.(f)
   7        -- None.
   8        -- Custody Agreement between Registrant and State Street Bank and Trust Company.(b)
   9        -- Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency
               Agreement between Registrant and Merrill Lynch Financial Data Services, Inc.(b)
  10        -- Opinion of counsel for Registrant.(k)
  11        -- Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
  12        -- None.
  13        -- Certificate of Merrill Lynch Asset Management, Inc.(b)
  14        -- Not Applicable.
  15(a)     -- Amended and Restated Class B Distribution Plan and Class B Distribution Plan Sub-
               Agreement of Registrant.(e)
    (b)     -- Class C Distribution Plan and Class C Distribution Plan Sub-Agreement.(f)
    (c)     -- Class D Distribution Plan and Class D Distribution Plan Sub-Agreement.(f)
  16(a)     -- Schedule for computation for each performance quotation relating to Class A shares provided in the Registration Statement in response to Item 22.(d)

EXHIBIT
NUMBER                                            DESCRIPTION
------         ---------------------------------------------------------------------------------
    (b)     -- Schedule for computation of each performance quotation relating to Class B shares provided in the Registration Statement in response to Item 22.(c)
    (c)     -- Schedules for computation of each performance quotation for Class C and Class D shares provided in Registration Statement in response to Item 22.(h)
  17(a)     -- Other Exhibits
                 Powers of Attorney for Officers and Trustees
                    Arthur Zeikel(e)
                    Gerald M. Richard(e)
                    Ronald W. Forbes(e)
                    Cynthia A. Montgomery(g)
                    Charles C. Reilly(e)
                    Kevin A. Ryan(e)
                    Richard R. West(e)
    (b)     -- Financial Data Schedule for Class A shares.
    (c)     -- Financial Data Schedule for Class B shares.
    (d)     -- Financial Data Schedule for Class C shares.
    (e)     -- Financial Data Schedule for Class D shares.


---------------

(a) Refiled electronically as the identically numbered exhibit to Post-Effective Amendment No. 9 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A. Initially filed on May 22, 1987 as an exhibit to Registrant's Registration Statement under the Securities Act of 1933 on
    Form N-1A (File No. 33-14517).



(b) Refiled electronically as the identically numbered exhibit to Post-Effective Amendment No. 9 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A. Initially filed on August 4, 1987 as an exhibit to Pre-Effective Amendment No. 2.



(c) Refiled electronically as the identically numbered exhibit to Post-Effective Amendment No. 9. to Registrant's Registration Statement under the
    Securities Act of 1933 on Form N-1A. Initially filed on October 28, 1988 as an exhibit to Post-Effective Amendment No. 2.



(d) Refiled electronically as the identically numbered exhibit to Post-Effective Amendment No. 9 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A. Initially filed on November 28, 1989 as an exhibit to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A.



(e) Refiled electronically herewith. Originally filed as the identically numbered exhibit to Post-Effective Amendment No. 7 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A.



(f) Refiled electronically as the identically numbered exhibit to Post-Effective Amendment No. 9 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A. Initially filed as identically numbered exhibit to Post-Effective Amendment No. 8.



(g) Refiled electronically herewith. Originally filed as the identically numbered exhibit to Post-Effective Amendment 8 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A.



(h) Incorporated by reference to the identically numbered exhibit to Post-Effective Amendment 9 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A.



(i) Refiled electronically as Exhibit 2 to Post-Effective Amendment No. 9 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A. Initially filed on May 22, 1987 as an exhibit to Registrant's Registration Statement.



(j) Incorporated by reference to the identically numbered exhibit to Post-Effective Amendment No. 10 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A.



(k) Incorporated by reference to the identically numbered exhibit to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 33-14517).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Registrant is not controlled by or under common control with any person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                                                                               NUMBER OF
                                                                               HOLDERS AT
                               TITLE OF CLASS                              SEPTEMBER 30, 1997
    --------------------------------------------------------------------   ------------------
    Class A shares of beneficial interest, par value $0.10 per share....          2,843
    Class B shares of beneficial interest, par value $0.10 per share....          6,842
    Class C shares of beneficial interest, par value $0.10 per share....            338
    Class D shares of beneficial interest, par value $0.10 per share....          7,159


---------------


Note: The number of holders shown in the table includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch).


ITEM 27. INDEMNIFICATION.

     Section 5.3 of the Registrant's Declaration of Trust provides as follows:

          "The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

     Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties.


     Article IV of the Management Agreement between Registrant and Merrill Lynch Asset Management, Inc. (now called Merrill Lynch Asset Management L.P.) ("MLAM") (Exhibit 5(a) to Registrant's Registration Statement on Form N-1A) limits the liability of MLAM to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations.



     In Section 9 of the Distribution Agreements relating to each class of shares being offered hereby, the Registrant agrees to indemnify the distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.


     Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF MANAGER.


     Merrill Lynch Asset Management, L.P. (the "Manager" or "MLAM" ) acts as the investment adviser for the following open-end registered investment companies:
Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisory Trust.



     Fund Asset Management, L.P. ("FAM"), an affiliate of MLAM, acts as the investment adviser for the following registered open-end investment companies:
CBA Money Fund, CMA Government Securities Fund,

CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Debt Strategies Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc.



     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646. The address of the Manager, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.



     Set forth below is a list of each executive officer and director of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 31, 1995 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Glenn is Executive Vice President and Mr. Richard is Treasurer of all or substantially all of the investment companies described in the preceding paragraph. Mr. Zeikel is a director of substantially all of such companies, and Mr. Glenn is a director of certain of such companies. Messrs. Giordano, Harvey, Kirstein and Monagle are directors or officers of one or more of such companies.



                                       POSITION WITH              OTHER SUBSTANTIAL BUSINESS,
             NAME                         MANAGER             PROFESSION, VOCATION OR EMPLOYMENT
------------------------------   -------------------------   -------------------------------------
ML & Co. .....................   Limited Partner             Financial Services Holding Company;
                                                               Limited Partner of FAM.
Princeton Services............   General Partner             General Partner of FAM.
Arthur Zeikel.................   President                   President of FAM; President and
                                                             Director of Princeton Services;
                                                               Executive Vice President of ML &
                                                               Co.
Linda L. Federici.............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services.

                                       POSITION WITH              OTHER SUBSTANTIAL BUSINESS,
             NAME                         MANAGER             PROFESSION, VOCATION OR EMPLOYMENT
------------------------------   -------------------------   -------------------------------------
Terry K. Glenn................   Executive Vice President    Executive Vice President of FAM;
                                                             Executive Vice President and Director
                                                               of Princeton Services; President
                                                               and Director of MLFD; President of
                                                               MLFDS; President of Princeton
                                                               Administrators, L.P.
Vincent R. Giordano...........   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services.
Elizabeth A. Griffin..........   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services.
Norman R. Harvey..............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services.
Michael J. Hennewinkel........   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services.
Debra Landsman-Yaros..........   Senior Vice President       Senior Vice President of FAM; Vice
                                                             President of MLFD; Senior Vice
                                                               President of Princeton Services.
Philip L. Kirstein............   Senior Vice President,      Senior Vice President, General
                                 General Counsel and         Counsel and Secretary of FAM; Senior
                                 Secretary                     Vice President, General Counsel,
                                                               Director and Secretary of Princeton
                                                               Services.
Ronald M. Kloss...............   Senior Vice President and   Senior Vice President and Controller
                                 Controller                  of FAM; Senior Vice President and
                                                               Controller of Princeton Services.
Stephen M. M. Miller..........   Senior Vice President       Executive Vice President of Princeton
                                                             Administrators, L.P.; Senior Vice
                                                               President of Princeton Services.
Joseph T. Monagle, Jr. .......   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services.
Michael L. Quinn..............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services;
                                                               Managing Director and First Vice
                                                               President of Merrill Lynch from
                                                               1989 to 1995.
Richard L. Reller.............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
                                                               and Director of MLFD.
Gerald M. Richard.............   Senior Vice President and   Senior Vice President and Treasurer
                                 Treasurer                   of FAM; Senior Vice President and
                                                               Treasurer of Princeton Services;
                                                               Vice President and Treasurer of
                                                               MLFD.
Gregory D. Upah...............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services.
Ronald L. Welburn.............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services.



     Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as a sub-adviser for the following registered investment companies: Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings,

Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc. Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.



     Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 31, 1995, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert and Richard are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:



                                                                   OTHER SUBSTANTIAL BUSINESS,
                                        POSITION WITH                PROFESSION, VOCATION OR
             NAME                         MLAM U.K.                        EMPLOYMENT
------------------------------   ----------------------------   ---------------------------------
Arthur Zeikel.................   Director and Chairman          President of the Manager and FAM;
                                                                  President and Director of
                                                                  Princeton Services; Executive
                                                                  Vice President of ML & Co.
Alan J. Albert................   Senior Managing Director       Vice President of the Manager.
Nicholas C.D. Hall............   Director                       Director of Merrill Lynch Europe
                                                                  PLC; General Counsel of Merrill
                                                                  Lynch International Private
                                                                  Banking Group.
Gerald M. Richard.............   Senior Vice President          Senior Vice President and
                                                                Treasurer of the Manager and FAM;
                                                                  Senior Vice President and
                                                                  Treasurer of Princeton
                                                                  Services; Vice President and
                                                                  Treasurer of MLFD.
Carol Ann Langham.............   Company Secretary              None.
Debra Anne Searle.............   Assistant Company Secretary    None.


ITEM 29. PRINCIPAL UNDERWRITERS.


     (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., and The Municipal Fund Accumulation Program, Inc., and MLFD also acts as principal underwriter for the following closed-end funds: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Municipal Strategy Fund, Inc.

     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.



                                                     (2)                            (3)
             (1)                          POSITION(S) AND OFFICE(S)      POSITION(S) AND OFFICE(S)
             NAME                                 WITH MLFD                   WITH REGISTRANT
------------------------------         -------------------------------   -------------------------
Terry K. Glenn................
                                       President and Director            Executive Vice President
Thomas J. Verage..............
                                       Director                          None
Richard L. Reller.............
                                       Director                          None
William E. Aldrich............
                                       Senior Vice President             None
Robert W. Crook...............
                                       Senior Vice President             None
Michael J. Brady..............
                                       Vice President                    None
William M. Breen..............
                                       Vice President                    None
Michael G. Clark..............
                                       Vice President                    None
James T. Fatseas..............
                                       Vice President                    None
Debra W. Landsman-Yaros.......
                                       Vice President                    None
Michelle T. Lau...............
                                       Vice President                    None
Gerald M. Richard.............
                                       Vice President and Treasurer      Treasurer
Salvatore Venezia.............
                                       Vice President                    None
William Wasel.................
                                       Vice President                    None
Robert Harris.................
                                       Secretary                         None


     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of the Registrant and its Custodian and Transfer Agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31. MANAGEMENT SERVICES.

     Other than as set forth under the caption "Management of the Fund -- Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management related service contract.

ITEM 32. UNDERTAKINGS.

     (a) Not applicable.

     (b) Not applicable.

     (c) The Registrant will furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO, AND STATE OF NEW JERSEY, ON THE 17TH DAY OF NOVEMBER, 1997.


                                             Merrill Lynch Strategic Dividend
                                             Fund
                                                        (Registrant)

                                             By      /s/  ARTHUR ZEIKEL
                                               ---------------------------------
                                                  (Arthur Zeikel, President)

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                SIGNATURE                               TITLE                    DATE(S)
------------------------------------------    --------------------------    ------------------

            /s/ ARTHUR ZEIKEL                 President and Trustee          November 17, 1997
------------------------------------------      (Principal Executive
             (Arthur Zeikel)                    Officer)

                    *                         Treasurer (Principal
------------------------------------------      Financial and Accounting
           (Gerald M. Richard)                  Officer)

                    *                         Trustee
------------------------------------------
            (Ronald W. Forbes)

                    *                         Trustee
------------------------------------------
         (Cynthia A. Montgomery)

                    *                         Trustee
------------------------------------------
           (Charles C. Reilly)

                    *                         Trustee
------------------------------------------
             (Kevin A. Ryan)

                    *                         Trustee
------------------------------------------
            (Richard R. West)

*This Amendment has been signed by each of the persons so indicated by the undersigned as
Attorney-in-Fact.

         *By         /s/  ARTHUR ZEIKEL                                      November 17, 1997
------------------------------------------
    (Arthur Zeikel, Attorney-in-Fact)

                                 EXHIBIT INDEX


EXHIBIT
NUMBER
------
   5(b)     -- Sub-Advisory Agreement between Merrill Lynch Asset Management, L.P. and
               Merrill Lynch Asset Management U.K. Limited.
  11        -- Consent of Deloitte & Touche LLP, independent auditors for Registrant
  15(a)     -- Amended and Restated Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 and Distribution Plan Sub-Agreement.
  17(a)     -- Powers of Attorney for Officers and Trustees
               Arthur Zeikel
               Gerald M. Richard
               Ronald W. Forbes
               Cynthia A. Montgomery
               Charles C. Reilly
               Kevin A. Ryan
               Richard R. West
  17(b)     -- Financial Data Schedule for Class A Shares
  17(c)     -- Financial Data Schedule for Class B Shares
  17(d)     -- Financial Data Schedule for Class C Shares
  17(e)     -- Financial Data Schedule for Class D Shares